UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Blyth, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLYTH, INC.
One East Weaver Street
Greenwich, Connecticut 06831
(203) 661-1926
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2010
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To the Stockholders of	April 28, 2010
Blyth, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Blyth, Inc. will be held in the Board Room of Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831 on Thursday, June 10, 2010, at 8:30 a.m. local time, for the following purposes:

1.
to approve the amendment and restatement of our restated certificate of incorporation and restated bylaws to declassify the board of directors and provide for the annual election of all directors beginning at the 2011 annual meeting of stockholders, to update the notice provisions contained in the bylaws to permit notice by electronic mail, and to make certain other technical changes to our certificate of incorporation and bylaws;

2.	to approve the amendment and restatement of our restated certificate of incorporation and restated bylaws to adopt majority voting standards in uncontested elections of directors;

3.	to elect three directors;

4.	to ratify the appointment of our independent auditors; and

5.	to transact such other business as may properly come before the meeting or any adjournments thereof.

As we did last year, we are making the proxy materials for this year’s annual meeting available to our stockholders over the Internet under the “notice and access” rules of the Securities and Exchange Commission. We believe these rules allow us to provide our stockholders with the information they need, while reducing our printing and mailing costs and helping to conserve natural resources.  The Notice of Internet Availability of Proxy Materials that you received in the mail contains instructions on how to access this proxy statement and the Annual Report on Form 10-K for the fiscal year ended January 31, 2010 and vote online.  The Notice also includes instructions on how you can request a paper copy of the annual meeting materials.

The board of directors has fixed the close of business on April 13, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relevant to the meeting, on and after May 28, 2010, during ordinary business hours at our principal executive offices located at the address set forth above.

By Order of the Board of Directors

Michael S. Novins
Secretary

Your vote is important. Whether or not you plan to attend the annual meeting, please promptly submit your proxy or voting instructions by Internet, telephone or mail.  For specific instructions on how to vote your shares, please refer to the instructions found on the Notice of Internet Availability of Proxy Materials you received in the mail or, if you received a paper copy of the proxy materials, the enclosed proxy/voting instruction card.

BLYTH, INC.

One East Weaver Street
Greenwich, Connecticut 06831
(203) 661-1926

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PROXY STATEMENT
___________

Annual Meeting of Stockholders
To Be Held June 10, 2010

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INTRODUCTION

This proxy statement is being furnished to holders of our common stock in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting of Stockholders to be held in the Board Room of Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831 on Thursday, June 10, 2010, at 8:30 a.m. local time, and at any adjournments thereof. This proxy statement is first being released by us to our stockholders on April 28, 2010.

Our Annual Report on Form 10-K for the fiscal year ended January 31, 2010 also accompanies this proxy statement. The annual report includes audited financial statements, a discussion by management of our financial condition and results of operations, and other information.

ABOUT THE ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT THE
PROXY MATERIALS AND THE 2010 ANNUAL MEETING

Why am I receiving these materials?

The board of directors is providing these proxy materials to you in connection with the 2010 Annual Meeting of Stockholders. The annual meeting will take place in our Board Room at One East Weaver Street, Greenwich, Connecticut 06831 on Thursday, June 10, 2010, at 8:30 a.m. local time. You are invited to attend the annual meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

What is the purpose of the annual meeting?

At the annual meeting, stockholders will be asked:

1.
to approve the amendment and restatement of our restated certificate of incorporation and restated bylaws to declassify the board of directors and provide for the annual election of all directors beginning at the 2011 annual meeting of stockholders, to update the notice provisions contained in the bylaws to permit notice by electronic mail, and to make certain other technical changes to our certificate of incorporation and bylaws;

2.	to approve the amendment and restatement of our restated certificate of incorporation and restated bylaws to adopt majority voting standards in uncontested elections of directors;

3.	to elect three directors;

4.	to ratify the appointment of our independent auditors; and

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5.	to transact such other business as may properly come before the meeting or any adjournments thereof.

What are the recommendations of the board of directors?

The board’s recommendations are set forth together with the description of each item in this proxy statement.  The board recommends a vote for the election of all of the nominees as directors, for approval of the amendment and restatement of our certificate of incorporation and bylaws to declassify the board and provide for the annual election of all directors beginning at the 2011 annual meeting and to adopt majority voting standards in uncontested elections of directors, and for the ratification of the appointment of Ernst & Young LLP as our independent auditors.  Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.  If any other matters are properly presented at the annual meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies will have discretion to vote on such matters in accordance with their best judgment.

Who is entitled to vote at the annual meeting?

Only stockholders of record at the close of business on the record date, Tuesday, April 13, 2010, are entitled to notice of and to vote at the annual meeting or any adjournment(s) thereof.  Each stockholder is entitled to one vote, exercisable in person or by proxy, for each share held of record on the record date with respect to each matter. On the record date, there were 8,797,123 shares of common stock issued and outstanding.  The presence, in person or by proxy, of a majority of those shares will constitute a quorum at the meeting.

How do I vote?

You may vote either by casting your vote in person at the meeting, by marking, signing and dating each proxy card you receive and returning it in the prepaid envelope, by telephone, or electronically through the Internet by following the instructions included on your proxy card.

The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number. The procedures, which are designed to comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded.

If you hold your shares in “street name” through a broker or other nominee, you may be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided by that institution.

Proxies will also be considered to be confidential voting instructions to the trustees of our 401(k) and profit sharing plan with respect to shares of common stock held in accounts under the plan.

To the extent that no direction is indicated, the shares will be voted FOR the election of all of the nominees as directors, FOR the approval of the amendment and restatement of our certificate of incorporation and bylaws to declassify the board of directors and provide for the annual election of all directors beginning at the 2011 annual meeting of stockholders, FOR the approval of the amendment and restatement of our certificate of incorporation and bylaws to adopt majority voting standards in uncontested elections of directors, and FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors.  If any other matters are properly presented at the annual meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies will have discretion to vote on such matters in accordance with their best judgment.

Can I change my vote after I return my proxy card?

Any stockholder who has executed and returned a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by attending the annual meeting and voting in person, or by executing a later-dated proxy relating to the same shares or a writing revoking the proxy and, in the latter two cases, delivering such later-dated proxy or writing to our corporate secretary prior to the vote at the annual meeting.  Any writing intended to revoke a proxy should be sent to us at our principal executive offices, One East Weaver Street, Greenwich, Connecticut 06831, Attention: Michael S. Novins, Secretary.

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What vote is required to approve each item?

Each share of common stock outstanding on the record date is entitled to one vote on each matter to be voted upon.

Amendment and Restatement of Certificate of Incorporation and Bylaws.  The affirmative vote of not less than 66⅔% of the outstanding shares of common stock entitled to vote is required to approve the proposal to amend and restate both our certificate of incorporation and bylaws to declassify the board of directors.  The affirmative vote of not less than 50% and 66⅔% of the outstanding shares of common stock entitled to vote, respectively, is required to approve the proposal to amend and restate our certificate of incorporation and bylaws to adopt majority voting standards in uncontested elections of directors.  Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote “against” these proposals.

Election of Directors.  If a quorum is present, either in person or by proxy, the three nominees for director who receive the greatest number of votes cast will be elected as directors.  If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares and they will not be counted as present for purposes of determining the presence of a quorum.  Abstentions and withheld votes will be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

Independent Auditors.  The proposal to ratify the selection of our independent auditors will be approved if it receives the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote on the matter. Abstentions will be included in the vote totals for this matter and therefore will have the same effect as a negative vote; broker non-votes will not be included in the vote totals and therefore will have no effect on the vote.

Who will bear the cost of soliciting votes for the annual meeting?

We are paying for the distribution and solicitation of the proxies.  As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.  Our employees may also solicit proxies on our behalf in person, by telephone, electronic transmission or facsimile, but they do not receive additional compensation for providing those services.

PROPOSAL 1: AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION AND OF OUR BYLAWS TO PROVIDE FOR THE DECLASSIFICATION OF THE BOARD AND
THE ANNUAL ELECTION OF ALL DIRECTORS.

Our board of directors has adopted, declared advisable and is submitting for stockholder approval the amendment and restatement of our Restated Certificate of Incorporation and our Restated By-Laws to declassify the board of directors so that all directors are elected annually.  Pursuant to our certificate of incorporation and bylaws, the adoption of these amendments requires the approval of 66⅔% of the outstanding shares of common stock entitled to vote.

Section 4 of Article V of our certificate of incorporation and Section 4 of Article III of our bylaws each currently provides that our directors are divided into three classes, with the directors in each class serving a staggered three-year term.  For the reasons set forth below, the board is proposing amendments that would eliminate the classified board structure. Under the proposed amendments, all of our directors would be elected for one-year terms each year, beginning with the 2011 annual meeting of stockholders.  All current director terms will expire at the 2011 annual meeting, even if some directors were elected to multi-year terms that, absent the proposed amendments, would not have expired at the 2011 annual meeting.  The proposed amendments would also amend the provisions in the certificate of incorporation and bylaws regarding removal of directors.  Under Delaware corporate law, directors of companies that have a classified board may be removed only for cause (unless their certificate of incorporation provides otherwise), whereas directors of companies that do not have a classified structure may be removed with or without cause.  Our certificate of incorporation and bylaws currently provide that directors may be removed only for cause.  Because the amendments would eliminate the classified structure, we propose to also amend Section 6 of Article V of our certificate of incorporation and Section 7 of Article III of our bylaws to provide that directors may be removed with or without cause.  In addition, Section 4 of Article V of our certificate of incorporation and  Section 4 of Article III of our bylaws

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would be amended to provide that directors appointed to fill board vacancies and new directorships will serve for a term expiring at the next annual meeting of stockholders following their appointment to the board.

Our board has reviewed whether our classified board structure continues to be in the best interests of us and our stockholders.  In conducting its review, the board considered that the general purposes of the classified board are to promote stability and continuity in leadership on the board and to provide the board with a greater opportunity to protect the interests of stockholders from abusive takeover tactics in the event of an unsolicited takeover offer.  The board also considered that some corporate governance experts and institutional stockholders believe that a classified board reduces accountability to stockholders because it prevents stockholders from evaluating all directors on an annual basis.  In addition, the board recognized that the annual election of directors continues to evolve as a “best practice” in corporate governance.  After weighing these considerations, the board has determined that it would be in the best interests of us and our stockholders to eliminate the classified board.

Our board of directors has also adopted, declared advisable and is submitting for stockholder approval amendments to our bylaws and/or certificate of incorporation to update the notice provisions in our bylaws to permit notice by electronic mail, which was not commonly utilized when we initially adopted our bylaws in 1994, and to make certain technical changes to our certificate of incorporation and bylaws (e.g., reflect our current name, which was changed since 1994).

Copies of the proposed Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws are attached hereto as Appendix A and Appendix B, respectively.  Each is marked to show the proposed amendments to the current provisions thereof.  Deletions are indicated by strike-through and additions are indicated by underlining.  If approved, these amendments will become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we intend to do promptly following the annual meeting.

The Board of Directors recommends a vote “FOR” the proposal to amend and restate the Company’s Restated Certificate of Incorporation and Restated By-Laws to provide for the declassification of the Board of Directors and the annual election of all directors.

PROPOSAL 2: AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION
 AND OF OUR BYLAWS TO ADOPT MAJORITY VOTING STANDARDS IN
 UNCONTESTED ELECTIONS OF DIRECTORS.

Our board of directors has adopted, declared advisable and is submitting for stockholder approval the amendment and restatement of our Restated Certificate of Incorporation and Restated By-Laws to adopt majority voting standards in uncontested elections of directors.  Pursuant to our certificate of incorporation, the adoption of the amendment of our certificate of incorporation to adopt majority voting standards requires the approval of 50% of the outstanding shares of common stock entitled to vote, and pursuant to our bylaws the adoption of the amendment of our bylaws requires the approval of 66⅔% of the outstanding shares entitled to vote.  We will not amend our certificate of incorporation to adopt majority voting standards if we do not receive stockholder approval to amend our bylaws to adopt majority voting standards.

At the annual meeting, the stockholders will be asked to approve and adopt the amendment and restatement of our certificate of incorporation and bylaws to repeal plurality voting for the election of directors and to adopt a majority voting standard for uncontested elections of directors. The board is committed to effective corporate governance policies and practices, which ensure that we are governed with high standards of ethics, integrity and accountability in the best interest of our stockholders. The board, in its continuing review of corporate governance matters, has determined to eliminate plurality voting and, if this proposal is approved by the stockholders, to adopt a majority voting standard for uncontested elections of directors.

Section 10 of Article V of our certificate of incorporation and Section 4 of Article II of our bylaws currently provide for a plurality voting standard for the election of our directors.  We are proposing the adoption of a majority voting standard for the uncontested elections of directors.

Copies of the proposed Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws are attached hereto as Appendix A and Appendix B, respectively.  Each is marked to show the proposed

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amendments to the current provisions thereof.  Deletions are indicated by strike-through and additions are indicated by underlining.  If approved, these amendments will become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we intend to do promptly following the annual meeting.

The Board of Directors recommends a vote “FOR” the proposal to amend and restate the Company’s Restated Certificate of Incorporation and Restated By-Laws to adopt majority voting standards in uncontested elections of directors.

PROPOSAL 3: ELECTION OF DIRECTORS

Nominees for Election as Directors

The board of directors currently consists of eight members, divided into three classes serving staggered terms of office.  Currently, one class of directors is elected each year to hold office for a three-year term. However, if stockholders approve the amendments to the our certificate of incorporation and bylaws to eliminate the classified board, as described under Item 1 of this proxy statement, the terms of all directors, including the directors to be elected at the annual meeting, will expire at the 2011 annual meeting.  In either case, each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

It is intended that the persons named in the enclosed form of proxy, as proxies, will, except as noted below, vote FOR the election of the following nominees as directors:

Robert B. Goergen
Neal I. Goldman
Howard E. Rose

All three of them currently serve as directors, and were most recently elected at the 2007 annual meeting.  The board does not contemplate that any of such nominees will become unable to serve.  If, however, any of the nominees should become unable to serve before the annual meeting, proxies solicited by the board will be voted by the persons named as proxies in accordance with the best judgment of such proxies.  Pursuant to our bylaws as currently in effect for this annual meeting of stockholders, directors are elected by plurality vote.  If the stockholders approve Proposal 2, we will adopt majority voting standards for future uncontested elections of directors.  Our certificate of incorporation does not provide for cumulative voting in the election of directors.  If the stockholders approve Proposal 1, the terms of these nominees for election as directors will expire at the 2011 annual meeting.  If Proposal 1 is not adopted, the terms of these nominees for election as directors will continue until 2013.

The following sets forth the name, age, business experience for the past five years and other directorships of each of the nominees and the continuing directors:

Nominees for Election at the 2010 Annual Meeting

Robert B. Goergen (71)
Chairman of the Board and Chief Executive Officer

Robert B. Goergen has been our chairman since our inception in 1977.  Mr. Goergen has served as our chief executive officer since 1978 and as president from March 1994 to March 2004.  Since 1979, he has served as senior managing member of Ropart Investments, LLC and its predecessor entities, a private equity investment group.

Mr. Goergen founded the company more than 30 years ago and has substantial knowledge of the company and the industries in which we compete.  Mr. Goergen is also the company’s largest shareholder and brings the perspective of a chief executive officer and large shareholder to the board of directors.

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Neal I. Goldman (65)

Neal I. Goldman joined the board of directors in 1991. From 1985 to the present, he has been the president of Goldman Capital Management, Inc., an investment advisory firm.

Mr. Goldman is the president of an investment advisory firm, and as such, has substantial experience in investment banking, investment management and capital structure.

Howard E. Rose (63)

Howard E. Rose joined the board of directors in 1998.  Mr. Rose served as vice chairman of the board from April 1998 to June 2000. Mr. Rose served as our vice president and chief financial officer from 1978 to April 1998, and served as secretary from 1993 to 1996.

Mr. Rose is a certified public accountant, with more than 30 years of accounting experience, and served as the company’s vice president and chief financial officer from 1978 to April 1998.  Mr. Rose has substantial experience in accounting and auditing matters.

Continuing Directors Whose Terms Presently Expire in 2011

Anne M. Busquet (60)

Anne M. Busquet joined the board of directors in August 2007.  Since September 2006, and from 2001 to 2002, she was a principal at AMB Advisors, LLC, a business consulting firm.  From 2004 to September 2006, she was chief executive officer of IAC Local and Media Services, a unit of IAC/Interactive Corp., an Internet commerce conglomerate, and from 2003 to 2004, she was president and senior advisor of IAC’s travel services group.  From 1978 to 2001, she served in various positions at American Express Company, and was a member of its planning and policy committee from 1995 to 2001.  Ms. Busquet has served on the board of Pitney Bowes Inc. (NYSE) since 2007 and has served as a director of several privately held companies.

Ms. Busquet has experience as a senior public company executive, including as a division president at American Express Company, where she led global interactive services initiatives. As the former chief executive officer of the Local and Media Services unit of InterActiveCorp, she has experience in electronic media, communications and marketing. Ms. Busquet possesses substantial operating experience, including in international markets, marketing channels, emerging technologies and services, and product development.

Wilma H. Jordan (60)

Wilma H. Jordan joined the board of directors in 2004.  Ms. Jordan is the founder and chief executive officer of The Jordan, Edmiston Group, a media investment bank.  Ms. Jordan is also a founding general partner and chief executive officer of JEGI Capital, a venture capital affiliate of Jordan, Edmiston.  In addition, she is a director of Guideposts, Inc., a publisher of Guideposts Magazine and a leading provider of other magazines, books and related ministry programs and has served as a director of several privately held companies.  Ms. Jordan served as a director of LIN TV Corp. (NYSE) from May 2002 to August 2006.

Ms. Jordan is the founder and chief executive officer of an investment bank, as well as its venture capital affiliate, and as such has substantial experience in media matters, investment banking and capital markets strategies.  Ms. Jordan also has prior experience as a director of another NYSE-listed company.

James M. McTaggart (62)
James M. McTaggart joined the board of directors in 2004.  Mr. McTaggart is the founding director of Marakon, Inc. and an officer of Charles River Associates, which were merged in June 2009.  CRA is an international management consulting firm that advises senior executives on the issues most impacting company performance and long-term value.  Prior to co-founding Marakon on 1978, he was a vice president of Wells Fargo Bank and co-founded

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the bank’s corporate finance department. Mr. McTaggart serves on the board of trustees of Greenwich Hospital and Greenwich Health Services.

Mr. McTaggart has more than 30 years experience in management consulting, where he advises senior executives on the issues affecting corporate strategy, comparative performance and stockholder value.

Continuing Directors Whose Terms Presently Expire in 2012
Pamela M. Goergen (68)

Pamela M. Goergen joined the board of directors in 1984. From 2001 to the present, she has served as a managing director of Ropart Investments, LLC, a private equity investment group, and for its predecessor, The Ropart Group Limited, she served as vice president and secretary from 1979 to 2001.

Mrs. Goergen has served on the company’s board of directors for more than 25 years and has substantial knowledge about the company and the industries in which we compete.  Mrs. Goergen’s family is our largest shareholder, and she brings the perspective of a large shareholder to the board of directors.

Carol J. Hochman (59)

Carol J. Hochman joined the board of directors in 2002.  Since 2009, Ms. Hochman has been the president of RHH Capital & Consulting.  From 1999 to 2009, Ms. Hochman was president and chief executive officer of Triumph Apparel Corp. (formerly Danskin, Inc.).  Prior to her appointment to Triumph Apparel in 1999, she held the position of Group President – Accessories at Liz Claiborne, Inc., where she held positions of increased responsibility for over 20 years.  Prior to her roles at Liz Claiborne, she spent six years in the international division of May Department Stores.  Ms. Hochman also sits on the foundation of the board of Queens College, part of the City University of New York, and is chairman of the board of the American Apparel and Footwear Association and serves on the board of the Sporting Goods Manufacturers Association, both major industry trade associations.

Ms. Hochman has senior executive experience in the consumer products industry, most recently when she served as president and chief executive officer of Triumph Apparel Corp. (formerly Danskin, Inc.).  Ms. Hochman also sits on the boards of two major industry trade associations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

Corporate Governance Guidelines

As part of its ongoing commitment to good corporate governance, the board of directors has codified its corporate governance practices into a set of corporate governance guidelines. These guidelines assist the board in the exercise of its responsibilities and may be amended by the board from time to time. The corporate governance guidelines are available on our website, www.blyth.com, and are also available in print to any stockholder who makes a request to Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831, Attention: Michael S. Novins, Secretary.

Director Independence

Our corporate governance guidelines require that a majority of the board consist of directors who meet the independence requirements of the listing standards of the New York Stock Exchange, including the requirement that there be no material relationship between the director and us. The board has determined that no relationship between us and a director that arises solely out of the ownership by such director of less than 1% of the outstanding equity interests in an organization that has a relationship with us is a “material” relationship for purposes of the determination by the board as to whether such director has any material relationship with us. The board conducts an annual review as to whether each of our directors qualifies as independent.  Based on its most recent annual review, the board has concluded that Anne M. Busquet, Neal I. Goldman, Carol J. Hochman, Wilma H. Jordan, James M. McTaggart and Howard E. Rose are independent.

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The non-management members of the board meet without management present at least twice annually at regularly scheduled executive sessions and at such other times as they may deem necessary or appropriate. The chairman of the nominating and corporate governance committee presides at these meetings.  Wilma H. Jordan is currently chairman of the nominating and corporate governance committee.

Family Relationships

Robert B. Goergen, chairman of the board and chief executive officer, and Pamela M. Goergen, a director, are husband and wife.  Robert B. Goergen, Jr., a vice president and president of our multi-channel group and corporate development groups, is their son.  There are no other family relationships among any of the nominees for election as directors, any continuing directors or any executive officers.

Director Compensation

For their services as directors, non-employee directors (that is, all directors other than Robert B. Goergen) receive an annual fee of $30,000, reimbursement of out-of-pocket expenses, plus a fee of $1,500 for each board meeting attended in person and a fee of $500 for each board meeting attended by telephone.  Each member of the audit committee, the compensation committee and the nominating and corporate governance committee, including each committee chairman, also receives a fee of $1,500 for each committee meeting attended in person and a fee of $500 for each committee meeting attended by telephone.  The chairman of the audit committee receives an annual retainer fee of $10,000 and the chairmen of the compensation committee and the nominating and corporate governance committee each receive an annual retainer fee of $5,000.  In 2010, a committee of independent directors evaluated our relationship with ViSalus Sciences (see “— Certain Relationships and Related Transactions”) and the members of that committee received a fee of $500 for each committee meeting attended by telephone.  The full board determines annual equity awards for non-employee directors, subject to an annual limit of awards of 1,250 shares of common stock or share equivalents for new non-employee directors and 625 shares or share equivalents for continuing non-employee directors.  Directors who are also employees do not receive any additional compensation for their services as directors.

Director Compensation in Fiscal 2010

The following table sets forth information regarding the compensation of the directors earned in fiscal 2010.

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($)1	All Other Compensation ($)	Total ($)
Anne M. Busquet	49,000	12,263	―	61,263
Pamela M. Goergen	32,000	12,263	―	44,263
Robert B. Goergen	―	―	―	―
Neal I. Goldman	36,500	12,263	―	48,763
Carol J. Hochman	37,000	12,263	―	49,263
Wilma H. Jordan	54,000	12,263	―	66,263
James M. McTaggart	46,500	12,263	―	58,763
Howard E. Rose	54,000	12,263	7,1982	73,461
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(1)
Represents the aggregate grant date fair value of 375 RSUs issued in June 2009, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”).

(2)	Represents health insurance premiums paid by us.

Board Leadership Structure

Our corporate governance guidelines provide that the chairman of the board and chief executive officer can be separate or consolidated positions as the board may determine to obtain the best solution for governance and board functioning.  The board does not have a policy, one way or the other, on whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be

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selected from the non-employee directors or should be an employee. The board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the company at that time.  Since the formation of the company in 1977, Robert B. Goergen has served as chairman of the board and chief executive officer.  The board believes that this leadership structure, with Mr. Goergen serving as both chief executive officer and board chairman, is appropriate given Mr. Goergen’s past experience serving in these roles, the efficiencies of having the chief executive officer also serve in the role of chairman and the company’s strong corporate governance structure.  In addition, the chairman of the nominating and corporate governance committee informally serves as a lead director.  Ms. Jordan currently serves as lead outside director.  Mr. Goergen consults periodically with Ms. Jordan on board matters and on issues facing the company.  In addition, Ms. Jordan serves as the principal liaison between the chairman of the board and the independent directors and presides at an executive session of non-management directors at each regularly scheduled board meeting.

Risk Oversight

In its oversight role, the board of directors annually reviews the company’s strategic plan, which addresses, among other things, the risks and opportunities facing the company.  In addition, the company’s senior management, including the chief executive and chief financial officer, furnish monthly materials to the board that discuss, among other things, risks and opportunities.  Similarly, the presidents of each of the company’s business segments, often accompanied by other officers from that segment, make presentations to the board at each of its regularly scheduled meetings during which they discuss, among other things, the risks and opportunities confronting the business units. The board, through the nominating and corporate governance committee, also has overall responsibility for executive officer succession planning and reviews succession plans each year.  The board has delegated certain risk management oversight responsibility to the board committees. As part of its responsibilities as set forth in its charter, the audit committee is responsible for discussing with management the company’s major financial risk exposures and the steps management has taken to monitor and control those exposures.  The nominating and corporate governance committee annually reviews the company’s corporate governance guidelines and their implementation.  Each committee regularly reports to the full board.

Board and Committee Meetings

The board has established three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee.  The charter for each committee is available on our website, www.blyth.com, and is also available in print to any stockholder who makes a request to Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831, Attention: Michael S. Novins, Secretary.

Audit Committee.  The audit committee is comprised of Mr. Rose (chairman), Ms. Busquet and Ms. Jordan and assists the board in fulfilling its oversight responsibilities regarding our legal and regulatory compliance, financial statements, internal audit function and independent auditors.  Each member of the audit committee is an independent director as determined by the board, based on the New York Stock Exchange listing standards. Each member of the audit committee also satisfies the Securities and Exchange Commission’s additional independence requirement for members of audit committees.  In accordance with our corporate governance guidelines, none of the members of the audit committee serve on more than two audit committees.  In addition, the board has determined that Howard E. Rose, an independent director, is an “audit committee financial expert” as defined by SEC rules.  Mr. Rose is a certified public accountant with more than 30 years of accounting experience.  Mr. Rose also served as our vice president and chief financial officer from 1978 to April 1998.  The audit committee held nine meetings during fiscal 2010.

Compensation Committee.  The compensation committee is comprised of Mr. McTaggart (chairman), Mr. Goldman and Ms. Hochman.  The compensation committee reviews and makes recommendations to the board with respect to general compensation and benefit levels, determines the compensation and benefits for our executive officers and administers the qualified and non-qualified retirement plans and the omnibus incentive plan.  Each member of the compensation committee is an independent director as determined by the board, based on the New York Stock Exchange listing standards.  During fiscal 2010, the compensation committee engaged Mercer Human Resources Consulting to provide advice on specific projects related to executive compensation.  Mercer did not provide any other services to us during fiscal 2010.  The compensation committee held three meetings during fiscal 2010.

Nominating and Corporate Governance Committee.  The nominating and corporate governance committee is comprised of Ms. Jordan (chairman), Mr. McTaggart and Ms. Busquet and ensures that the board is appropriately

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constituted and organized to meet its fiduciary obligations to the stockholders.  The nominating and corporate governance committee assesses director performance and board membership needs, makes and evaluates recommendations regarding potential candidates for election to the board, and develops and implements policies regarding corporate governance matters.  Each member of the nominating and corporate governance committee is an independent director as determined by the board, based on the New York Stock Exchange listing standards.  The nominating and corporate governance committee held six meetings during fiscal 2010.

The board of directors held four meetings during fiscal 2010.  In addition, the independent members of the board of directors held three special meetings separate from their regular meetings at the end of each board meeting.   In fiscal 2010, each director attended at least 75% of the meetings of the board of directors and applicable committee meetings.

We do not have a formal policy regarding board members’ attendance at annual meetings, but all members of the board are encouraged to attend the annual meeting of stockholders.  In June 2009, all of the members of the board were present at the annual meeting.

Process for Nominating Directors

Nominations of candidates for director are made by the nominating and corporate governance committee.  The committee has identified nominees for directors based on referrals from management, existing directors, advisors and representatives of the company or other third parties.  Each of the current nominees for director listed under the caption “Election of Directors” is an existing director standing for re-election.  The committee may engage the services of third parties to identify or evaluate or assist in identifying or evaluating potential nominees for director but did not do so with respect to the current nominees.  As discussed below, the committee will consider nominees proposed by qualified security holders.  In connection with the annual meeting, the committee did not receive any recommendation for a nominee from any stockholder or group of stockholders.

The nominating and corporate governance committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed below. A committee member would contact those prospective candidates that appear likely to be able to fill a significant need of the board to discuss the position; if the candidate showed sufficient interest, the committee would arrange an in-person meeting with one or more committee members.  If the committee, based on the results of these contacts, believes it has identified a viable candidate, it will consult with the chairman of the board and submit the nominee to the full board for approval. Any request by management to meet with the prospective candidate would be given appropriate consideration.

Before nominating existing directors for re-election, the nominating and corporate governance committee also considers the individual’s contributions to the board, as reflected in results of the most recent review of individual director performance.

Security holders who, individually or as a group, have held for more than one year at least 5% of our common stock may recommend director nominees to the nominating and corporate governance committee, provided the recommendation is received at least six months prior to the annual meeting, in order to assure time for meaningful consideration by the committee. Recommendations should be sent to the nominating and corporate governance committee at the address listed for security holder communications under the caption “Communications with the Board of Directors” below.  Nominees recommended by security holders will be evaluated using the same standards applied to nominees recommended by other processes. Security holders recommending director nominees must provide the following information in their recommending communication:

1.   the number of our securities held by the recommending security holder or by each member of a recommending group of security holders, and the holding period or periods for all such securities;

2.   if the security holder(s) are not registered owners, proof of their security holdings in the form of either:

(a) a written statement from the “record” holder of the securities (usually a broker or bank) verifying that, at the time the security holder made the recommendation, he or she had held the required securities for at least one year; or

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(b) if the security holder has filed a Schedule 13D, Schedule 13G, Form 3, Form 4 and/or Form 5, or amendments to those documents or updated forms, reflecting ownership of the securities as of or before the date of the recommendation, a copy of the schedule and/or form, and any subsequent amendments reporting a change in ownership level, as well as a written statement that the security holder continuously held the securities for the one-year period as of the date of the recommendation;

3.  written consent of the nominee and the recommending security holder(s) to being identified in our public communications and filings discussing the recommendation and any action taken with respect to the recommendation; and

4.  information about the recommended nominee sufficient for us to comply with Securities and Exchange Commission disclosure requirements if the nominee is proposed for election to our board of directors.

Diversity of the Board of Directors

The board of directors believes that, as a whole, the board should include individuals with a diverse range of experience to give the board depth and breadth in the mix of skills represented for the board to oversee management on behalf of the stockholders.  In addition, the board believes that there are certain attributes that each director should possess, as described below. Therefore, the board and the nominating and corporate governance committee consider the qualifications of directors and nominees both individually and in the context of the overall composition of the board.

The nominating and corporate governance committee has adopted the following list of qualities and skills that it believes one or more of our directors should possess:

•
Financial Acumen — understanding balance sheets, income and cash flow statements, financial ratios and other indices for evaluating performance; experience in financial accounting, corporate finance and trends in debt and equity markets; familiarity with internal financial controls.

•	Management Experience — hands-on understanding of corporate management trends in general and in our segments.

•	Knowledge Base — unique experience and skills in areas where we do business, including relevant manufacturing, marketing and technology.

•	International Vision — experience in global markets, issues and practices.

•	Diversity — enhances the board’s perspective through diversity in gender, ethnic background, geographic origin or professional experience (public, private and non-profit sectors).

Nomination of a candidate should not be based solely on these factors.  Our corporate governance guidelines also require the directors to tender their resignation for consideration by the full board in the event of retirement or other substantial change in the nature of their employment or other significant responsibilities.

The nominating and corporate governance committee has also adopted the following standards that it believes must be met by a nominee for a position on the board:

•	Integrity — shows high ethical standards, integrity, strength of character and willingness to act on and be accountable for his or her decisions.

•	Maturity — assertive, responsible, supportive, respectful and open to others.

•
Judgment — decisions show intelligence, wisdom, thoughtfulness; willing to discuss issues thoroughly, ask questions, express reservations and voice dissent; record of good decisions shows that duties will be discharged in good faith and in our best interests.

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•           Leadership — history of skill in understanding, managing and motivating talented managers and employees.

•	Standards — history of achievements shows high standards for self and others.

•	Strategic Vision — strategic insight and direction in innovation, key trends and challenging us to sharpen our vision.

•
Time and Willingness — ability, willingness and energy to prepare fully before meetings, attend and participate meaningfully, and be available to management between meetings, especially in light of any other commitments.

•	Continuous Improvement — stays current on major issues and on director’s responsibilities.

Communications with the Board of Directors

Security holders may send communications to the board by e-mail to HolderCommunications@blyth.com.  Communications may be addressed to the entire board, any committee or committee chairman, or any individual director.  All communications will be received and reviewed by the chairman of the nominating and corporate governance committee.  The decision whether to pass communications on to the rest of the nominating and corporate governance committee, to any other committee or committee chairman or to any individual director to whom the communication is addressed, will be made at the discretion of the nominating and corporate governance committee chairman.

If a security holder communication relates to the nominating and corporate governance committee chairman and is directed to any director other than that chairman, it should be sent by e-mail to AuditCommittee@blyth.com.  Communications sent to this address will be received and reviewed by the chairman of the audit committee.  The decision of what action if any to be taken with respect to such communications will be made at the discretion of the audit committee chairman.

Security holders may also send such communications by regular mail to either:

[Individual Director Name] ℅
Shareholder Communications
or
Chairman, Audit Committee
at
Blyth, Inc.
One East Weaver Street
Greenwich, CT  06831

Communications so addressed will be delivered unopened to the chairman of the audit committee or to the individual addressed.

Communications by security holders recommending director nominees must comply with the requirements discussed under the caption “Process for Nominating Directors.”

Interested parties may send communications to the nominating and corporate governance committee chairman or the non-management directors as a group by e-mail to IndependentDirectors@blyth.com or by regular mail to:

Chairman
Nominating and Corporate Governance Committee
Blyth, Inc.
One East Weaver Street
Greenwich, CT 06831

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Communications so addressed will be delivered unopened to the chairman of the nominating and corporate governance committee.

Code of Conduct

We first adopted our code of conduct in 1999 and it applies to all members of the board of directors and to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. The code of conduct is available on our website, www.blyth.com, and print copies are available to any stockholder who makes a request to Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831, Attention: Michael S. Novins, Secretary. The code of conduct also serves as our “code of ethics,” as defined in Item 406(b)] of Regulation S-K.  In addition, we intend to satisfy the disclosure requirements of Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of the code of conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, controller (our vice president of reporting and planning) or any person performing similar functions and relates to any element of the definition of “code of ethics” set forth in Item 406(b) of Regulation S-K by posting such information on our website, www.blyth.com.

Executive Officers

The following sets forth the name, age and business experience for the past five years of each of our executive officers (other than Robert B. Goergen (see “Continuing Directors with Terms Expiring in 2010”)) as of the date hereof, together with all positions and offices held with us by such executive officers.  Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and have qualified:

Robert H. Barghaus (56) – Robert H. Barghaus is a vice president and our chief financial officer.  Mr. Barghaus joined us as vice president of financial planning in February 2001, and in March 2001 he was elected vice president and chief financial officer.  Prior to joining Blyth, he spent more than 25 years in senior operating and financial roles at Cahners Business Information (a division of Reed Elsevier), Labatt USA, Caldor’s (a division of May Department Stores), American Can and Arthur Anderson.  Mr. Barghaus is a certified public accountant.

Anne M. Butler (61) – Anne M. Butler has been a vice president of the company and president of PartyLite Worldwide since May 2007.  Ms. Butler joined PartyLite in 1999 as president of PartyLite Europe, and became president of PartyLite Europe and New Markets in 2000.  Ms. Butler was named president of PartyLite International in 2003.  Prior to joining PartyLite, she spent more than 25 years at leading companies, including Avon Products, Inc., Aloette Cosmetics, Inc. and Mary Kay Inc.

Robert B. Goergen, Jr. (39) – Robert B. Goergen, Jr. is a vice president and president of the multi-channel group and corporate development group.  Mr. Goergen joined us in 2000 as director of our Internet strategy and e-business initiatives group.  In August 2002 he was appointed vice president of acquisitions and business development, overseeing our acquisition strategy and implementation.  From 1995 to 1998, Mr. Goergen worked for McCann-Erickson Worldwide, primarily serving as an account director, where he oversaw e-commerce development and Internet marketing efforts for consumer products and services accounts.

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Security Ownership of Management and Certain Beneficial Owners

Security Ownership of Management.  The following table sets forth, as of March 31, 2010, the number of outstanding shares of the common stock beneficially owned by each of (i) the nominees for director, (ii) the other current directors, (iii) the named executive officers individually and (iv) all directors and executive officers as a group.  Except as otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares reflected as beneficially owned by such stockholder.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Robert B. Goergen (1)	2,755,785	31.3%
Anne M. Busquet (2)	937	*
Pamela M. Goergen (2) (3) (4)	2,755,785	31.3
Neal I. Goldman (2) (4)	9,562	*
Carol J. Hochman (2) (4)	5,687	*
Wilma H. Jordan (2) (5)	4,812	*
James M. McTaggart (2)	2,912	*
Howard E. Rose (2) (4)	14,798	*
Robert H. Barghaus (2) (4)	5,213	*
Anne M. Butler (2) (4)	8,496	*
Robert B. Goergen, Jr. (2) (4) (6)	819,541	9.3
All directors and executive officers as a group (11 persons) (7)	3,051,368	34.7
________
* Less than 1%.

(1)
Includes 2,053,881 shares held by Mr. Goergen; 22,372 shares held by The Goergen Foundation, Inc. (a charitable foundation of which Mr. Goergen is a director, president and sole investment manager); 98,595 shares and 2,875 options held by Pamela M. Goergen (Mr. Goergen’s wife); and 576,375 shares held by Ropart Investments LLC (a private investment fund of which Mr. Goergen shares voting and investment power). Mr. Goergen disclaims beneficial ownership of the shares held by Pamela M. Goergen (see footnote (3)). The address of Mr. Goergen is ℅ Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831.

(2)
The table above excludes unvested RSUs and includes vested RSUs the receipt of which has been deferred until the director retires from our board of directors.  As of March 31, 2010, the number of unvested RSUs held by each named executive officer and director (other than Robert B. Goergen, who does not own any RSUs) was as follows: Anne M. Busquet (563); Pamela M. Goergen (563); Neil I. Goldman (563); Carol J. Hochman (563); Wilma H. Jordan (563); James M. McTaggart (563); Howard E. Rose (563); Robert H. Barghaus (8,344); Anne M. Butler (13,405); and Robert B. Goergen, Jr. (9,272).  As of March 31, 2010, the number of vested RSUs, the receipt of which has been deferred until the director retires from our board of directors, held by each named executive officer and director (other than Robert B. Goergen, who does not own any RSUs) was as follows: Anne M. Busquet (937); Pamela M. Goergen (1,687); Neil I. Goldman (1,687); Carol J. Hochman (1,687); Wilma H. Jordan (1,562); James M. McTaggart (2,062); Howard E. Rose (1,687); Robert H. Barghaus (0); Anne M. Butler (3,887); and Robert B. Goergen, Jr. (3,222).

(3)
Includes 98,595 shares held by Mrs. Goergen and 2,652,628 shares held by Robert B. Goergen (Mrs. Goergen’s husband). Mrs. Goergen disclaims beneficial ownership of the shares held by her husband, Robert B. Goergen (see footnote (1)).  The address of Mrs. Goergen is ℅ Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831.

(4)
Includes shares which he or she has the right to acquire within 60 days as of March 31, 2010 through the exercise of stock options, as follows: Pamela M. Goergen (2,875); Neil I. Goldman (2,875); Carol J. Hochman (3,750); Wilma H. Jordan (2,500); Howard E. Rose (2,500); Robert H. Barghaus (2,500); Anne M. Butler (4,025); and Robert B. Goergen, Jr. (3,375).

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(5)	Ms. Jordan’s security ownership includes 250 shares held by her spouse, as to which she disclaims beneficial ownership.

(6)
Mr. Goergen, Jr.’s security ownership includes 149,760 shares held by him, 576,375 shares held by Ropart Investments, LLC, 1,150 shares held by his spouse and 85,659 shares held by him in trust for his children, brother and brother’s children.

(7)
The board believes that significant stock ownership by directors further aligns their interests with the interests of our stockholders. Accordingly, the board has established a policy of stock ownership that, within three years after joining the board, each director own common stock valued at five times the annual retainer fee.  In addition, in order to preserve the linkage between the interests of our executive officers and our stockholders, participants in the LTIP are expected to use their grants of RSUs to establish a level of direct ownership in the company.  Therefore, participants must retain at least 25% of their RSU grants (after satisfying any costs of selling shares and taxes) until separation from the company.  We have no mandatory holding period for shares acquired upon the exercise of stock options.

Security Ownership of Certain Beneficial Owners.  To the knowledge of the company, the following table lists each party (other than Mr. Goergen and Mrs. Goergen, whose respective beneficial ownership is disclosed in the immediately preceding table) that beneficially owned more than 5% of the common stock outstanding as of March 31, 2010:

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Wells Fargo and Company and Evergreen Investment Management Company, LLC1 420 Montgomery Street San Francisco, CA 94104	1,066,265	11.98%
FMR LLC and related persons and entities2 82 Devonshire Street Boston, MA 02109	936,400	10.524%
BlackRock, Inc.3 40 East 52nd Street New York, NY 10022	708,643	7.96%
__________

(1)
According to Amendment No. 1 to Schedule 13G dated February 10, 2010, Wells Fargo & Company (a parent holding company or control person), located at the address in the table, beneficially owns 1,066,265 shares (11.98%), with sole voting power with respect to 1,049,038 shares and sole dispositive power with respect to 954,302 shares, and Evergreen Investment Management Company (an investment adviser), located at 200 Berkeley Street, Boston, MA 02116, beneficially owns 840,498 shares (9.45%), with sole voting and dispositive power with respect to those shares.  The computation of the percentage of stock owned by Wells Fargo and Company and Evergreen Investment Management Company, LLC is based on the percentages reported in the Schedule 13G.

(2)
According to Schedule 13G dated January 8, 2010, FMR LLC beneficially owns 936,400 shares (10.524%).  FMR LLC is a parent holding company of Fidelity Management & Research Company (“Fidelity”), a registered investment adviser and a wholly owned subsidiary of FMR LLC.  Fidelity is the beneficial owner of 926,400 shares or 10.412% of the common stock as a result of acting as investment adviser to various investment companies.  The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 888,900 shares or 9.990% of the common stock.  Edward C. Johnson 3d (Chairman of FMR LLC) and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 926,400 shares owned by the funds.  Neither FMR LLC nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds Boards of Trustees.

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Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustee.  Members of Mr. Johnson’s family are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC.  The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares.  Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.  The computation of the percentage of stock owned by FMR LLC and related persons is based on the percentages reported in the Schedule 13G.

(3)
According to Schedule 13G dated December 14, 2009, BlackRock, Inc. (a parent holding company or control person), located at the address in the table, beneficially owns 708,643 shares (7.96%), with sole voting and dispositive power with respect to those shares.  The computation of the percentage of stock owned by BlackRock, Inc. is based on the percentage reported in the Schedule 13G.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

We are an international multi-channel organization selling a wide variety of decorative and functional products through the Direct Selling, Catalog & Internet, and Wholesale channels.  We design, market and distribute an extensive array of candles, home fragrance products, accessories, seasonal decorations, household convenience items and personalized gifts.  In addition, we sell nutritional supplements, weight management products, coffee, tea and products for the foodservice trade.  We compete in a global industry, and our products can be found throughout North America, Europe and Australia.  Our financial results are reported in three segments: the Direct Selling segment, the Catalog & Internet segment and the Wholesale segment.  These reportable segments are based on similarities in distribution channels, customers and management oversight.

Our compensation committee develops and oversees compensation policies that are designed to attract, motivate, reward and retain the broad-based management talent required to achieve our corporate objectives and increase stockholder value.  The committee believes that corporate performance and, in turn, stockholder value will be enhanced by a compensation system that supports and reinforces our key operating and strategic goals while aligning the financial interests of our management team with those of our stockholders.

Our compensation programs are intended to reward the achievement of short and long-term financial targets established during our annual budget and strategic planning process, as well as individual performance goals.

Elements of Compensation

Our management compensation program consists of the following:

•	a base salary
•	a short-term annual incentive plan (which we refer to as the Management Performance Incentive Plan or MPIP)
•	a long-term incentive plan (LTIP)
•	a benefits package of health and welfare programs
•	limited perquisites

The committee from time to time reviews the compensation practices of broad industry groups using multiple sources of information pertaining to executive compensation, including salary surveys and peer group proxy data.    Our peer group generally consists of similarly-sized manufacturing, direct selling and direct marketing companies with annual revenue generally ranging from $500 million to $1.5 billion, and depends on the revenue of the business unit of which an executive’s compensation is being benchmarked.  It includes Williams-Sonoma Inc., Jarden Corporation, American Greetings Corporation, Herbalife Ltd., Tupperware Brands Corporation, Nu Skin Enterprises, Inc., Lancaster Colony Corporation, Overstock.com, Inc., 1-800-Flowers.com, Inc., Libbey Inc., Lifetime Brands and CSS Industries Inc.  However, benchmarking effectively against a relevant peer group is challenging given our structure.  Therefore, the committee consults additional salary and economic surveys that benchmark similar positions in similarly-sized companies, the industries of which vary.  In recent years, we have compiled data using surveys from Mercer, Towers Perrin and Salary.com.  The committee, after receiving input from Robert B. Goergen, our chairman and chief executive officer, used these sources to determine an appropriate base salary and annual incentive bonus target for each member of management.  The base salary and annual incentive bonus targets are intended to reflect the responsibilities of each officer, the compensation practices at other companies and business conditions within our business units.  The committee generally targets the sum of the base salary, annual incentive bonus plan

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and long-term incentive plan to be at the median level of the combined peer group and survey data.  We have also considered peer compensation within our portfolio of companies to help determine appropriate compensation.  The objective in allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract, motivate and retain key talent, while providing incentives to maximize long-term value for our company and our stockholders.

As discussed below, under the heading “—Employment Contracts,” in August 2000 we entered into an employment contract with Mr. Goergen.  His base salary, short-term incentive bonus target and supplemental pension were each established at the time we entered into the employment contract.  Amounts were determined following a peer and industry review process similar to that described above.  Since that time and most recently in fiscal 2010, Mr. Goergen’s base salary and annual incentive bonus were reviewed versus the peer group’s salary and annual incentive bonus.  Because of his significant share ownership, Mr. Goergen requested that he not receive long-term incentives. Moreover, for the past five years, he has requested the committee not to make a market adjustment to his base salary, and the committee has honored his request.  In fiscal year 2010, Mr. Goergen elected not to participate in the annual incentive plan.

Annual Incentives

We refer to our annual incentive plan as the Management Performance Incentive Plan (“MPIP”).  The MPIP is a cash-based, pay-for-performance annual incentive plan that applies to all management-level employees across the company (excluding those participating in a sales incentive plan).  The MPIP is implemented under our Amended and Restated 2003 Omnibus Incentive Plan (the “2003 Plan”).  The committee considers annual incentives to be a critical means of ensuring management’s focus in achieving its annual operating plan, which, in turn, should enhance stockholder value.

Each of the participants in the MPIP is assigned an individual incentive target, which is expressed as a percentage of that employee’s annual salary.  The product of the employee’s annual salary and his or her incentive target yields the “target award.”  The target award, which is expressed as a dollar amount, is calculated as follows:

Base salary	x	Individual incentive target (expressed as a % of base salary)	=	Target award (expressed as a dollar amount)

The committee designates incentive target percentage levels for each of our named executive officers (“NEOs”) using the process described above in determining base salary.  The committee also reviews target levels for all other participants at the vice president level and above, as well as all other incentive compensation for this group of executives.  The individual incentive targets and the target awards for each of the NEOs during fiscal 2010 were calculated as follows:

Name	Base Salary (fiscal 2010) ($)	Individual Incentive Target (expressed as a percentage of annual salary) (%)	Target Award (dollar amount) ($)
Robert B. Goergen	794,375	0	—
Robert H. Barghaus	412,000	50	206,000
Anne M. Butler	515,000	60	309,000
Robert B. Goergen, Jr.	365,700	60	219,420

The amount of the target award is split into two amounts, one of which is determined by the company’s performance (we refer to this as the “Business Performance Factor”) and the other of which is determined by the employee’s own performance (we refer to this as the “Individual Performance Factor”).  The Individual Performance Factor is determined based on the extent to which an executive achieved his or her

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personal business objectives, which we refer to as “Management by Objective” (or “MBOs”).  The ratio of Business to Individual Performance Factor for each of the NEOs is as follows:

Name	Business Performance Factor (expressed as a percentage the entire target award) (%)	Individual Performance Factor (expressed as a percentage the entire target award) (%)
Robert B. Goergen	*	*
Robert H. Barghaus	50	50
Anne M. Butler	65	35
Robert B. Goergen, Jr.	60	40

*           In fiscal 2010, Mr. Goergen elected not to participate in the annual incentive plan.

Business Performance Factor

The Business Performance Factor is based upon the extent to which the company or a segment, as the case may be, meets or exceeds an established threshold performance level, which is determined by the committee at the beginning of the fiscal year based on the board-approved budget and input from management.  Based on the achievement of budgeted financial goals, 25% to 165% of the target awards can become available for payment.

The Business Performance Factors differ among the NEOs.  The Business Performance Factor for Mr. Barghaus, the Chief Financial Officer of Blyth, is solely determined by Blyth’s overall performance, which goal, in fiscal 2010, was at target $29.8 million in consolidated net earnings from continuing operations.

The Business Performance Factor for Ms. Butler, the President of PartyLite Worldwide, is determined primarily (80%) by PartyLite’s overall performance.  Within this portion of Ms. Butler’s incentive, 60% was based on PartyLite Worldwide profit, which goal, in fiscal 2010, was at target $79.1 million of earnings before interest and taxes (“EBIT”).  In addition, 25% was based on PartyLite’s North American and European inventory days on hand, the targets for which in fiscal year 2010 were 201 and 204 days on hand, respectively.  The remaining 15% of Ms. Butler’s PartyLite incentive was based on backorders, the target for which in fiscal year 2010 was 6.5%.  The remaining 20% of Ms. Butler’s Business Performance Factor is based on the same Blyth performance goal used to determine Mr. Barghaus’ Business Performance Factor.

The Business Performance Factor for Mr. Goergen, Jr., the President of the Multi-Channel Group, a diverse group of businesses, is determined primarily (75%) by the Multi-Channel Group’s consolidated performance, which goal, in fiscal 2010, was $2.6 million of EBIT.  The remaining 25% of his Business Performance Factor is based on the same Blyth performance goal used to determine Mr. Barghaus’ Business Performance Factor.

Individual Performance Factor

The second component of the target award is determined by the executive’s performance against his or her personal business objectives, or MBOs, which are established at the beginning of the fiscal year and typically have a wide variety of additional financial targets (such as sales growth, working capital management, return on equity, as well as other non-financial managerial goals, described below).  The nature and extent of each individual’s major accomplishments and contributions are determined through written evaluations compiled by the Chief Executive Officer, the Vice President–Organizational Development and others familiar with the individual’s performance.  The Chief Executive Officer evaluates the information and makes appropriate recommendations to the committee, which then makes the final determination of management bonuses.  In order for any incentive compensation that is determined by the Individual

Performance Factor to be earned for all executives other than Mr. Goergen, Jr., at least 80% of the NEO’s Business Performance Factor must be achieved.  Or, said another way, even if an NEO is determined to have achieved all of his or her personal business objectives, no payment will be made under the annual incentive plan unless at least 80% of that executive’s Business Performance Factor has been achieved.  For Mr. Goergen, Jr., in fiscal 2010 the threshold to achieve any bonus payout related to his Multi-Channel component was 50% since the typical 80% threshold would have resulted in a threshold level nearly equal to target for this portion of his incentive.

After the completion of the fiscal year, based on the achievement of target financial goals and based on input from management about its assessment of each participant’s individual performance during the year, the committee determines how much, if any, of the participant’s target award will be paid.  The committee is under no obligation to pay the entire target award available in any given year.  Similarly, the 2003 Plan gives the committee the ability to adjust performance results upward or downward for extraordinary factors, as well as to grant discretionary bonuses in recognition of extraordinary performance.

For fiscal 2010, Blyth was determined to have achieved 96.5% of its performance goal.  Included in this calculation were upward adjustments of $16.7 million for restructuring and goodwill and other intangibles impairment charges, as well as a downward adjustment of $5.4 million in foreign exchange benefit, each of which was approved by the compensation committee.  Accordingly, Mr. Barghaus earned a scaled formula-driven payout totaling $89,507.  In addition, because Blyth achieved more than 80% of its performance goals, Mr. Barghaus was eligible to earn his Individual Performance Factors, or MBOs.  Mr. Barghaus completed most of his MBOs, which included achieving certain working capital and cash flow targets, avoiding any outside borrowing, ensuring available internal funding to pay off the company’s 5.5% bonds due 2009, remediating the company’s significant deficiencies and material weakness, improving various departmental processes and developing staff members.  With respect to the Individual Performance Factor, the committee determined that Mr. Barghaus achieved 95% of his MBOs and granted him a bonus of $97,850, which, when added to the $89,507 he was awarded based on the Business Performance Factor, meant that Mr. Barghaus’ total bonus in fiscal 2010 was $187,357.  In addition, he received a $25,000 discretionary bonus based on certain tax projects.  In total, an annual bonus of $212,357 was paid to Mr. Barghaus for his performance in fiscal 2010.

With respect to Ms. Butler, PartyLite was determined to have achieved 85.8% of its performance goal.  Included in this calculation was an upward adjustment of $0.3 million, representing the net impact of several non-repeating upward and downward adjustments to PartyLite’s EBIT that were approved by the compensation committee.  Accordingly, a formula-driven payout totaling $45,119 was applied to the portion of Ms. Butler’s annual target bonus that is determined by PartyLite’s results.  Ms. Butler also received $40,170 for performance against inventory days on hand, which exceeded target in both North America and Europe.  She received no payment against PartyLite’s backorder targets as the threshold level for payout of this metric was not met.  Ms. Butler also received a formula-driven payout of $34,908 for the portion of her annual incentive based on Blyth’s consolidated results, for a total fiscal 2010 bonus based on Business Performance Factors of $120,197.  Moreover, because PartyLite and Blyth were determined to have achieved more than 80% of their respective performance goals, Ms. Butler was eligible to earn her Individual Performance Factors, or MBOs.  Ms. Butler completed many of her personal objectives, which were to achieve budgeted financial and working capital goals, as well as consultant growth targets; support the U.S. market turnaround; make operational improvements; expand geographically; and make various organizational changes.  With respect to the Individual Performance Factor, the committee determined that Ms. Butler achieved 78% of her MBOs and granted her a bonus of $84,357, which, when added to the $120,197 she was awarded based on the Business Performance Factor, meant that Ms. Butler’s total bonus in fiscal 2010 was $204,554.

For Mr. Goergen, Jr., a minimum threshold of profitability was not achieved within the Multi-Channel Group, and, accordingly, no payment was earned for the portion of his bonus tied to it.  Mr. Goergen, Jr. received a formula-driven payout of $28,601 for the portion of his annual incentive based on Blyth’s results.  Moreover, because Blyth was determined to have achieved more than 80% of its performance goals, Mr.

Goergen, Jr. was eligible to earn the portion of his Individual Performance Factors (MBOs) that were tied to Blyth’s consolidated net earnings from continuing operations.  The committee determined that Mr. Goergen, Jr. achieved 90% of his MBOs and granted him a bonus of $19,748 which, when added to the $28,601 he was awarded based on the Business Performance Factor, meant that Mr. Goergen, Jr.’s total annual bonus in fiscal 2010 was $48,349.  In addition, in recognition of the Multi-Channel Group’s $22.9 million improvement in cash flow from operations compared to prior year, the committee granted Mr. Goergen, Jr. a discretionary bonus of $24,685, equating to 15% of his Multi-Channel bonus opportunity.  In total, an annual bonus of $73,034 was paid to Mr. Goergen for his performance in fiscal 2010.

Due to a continued salary freeze in effect for U.S. management, our NEOs did not receive an annual merit increase or other salary adjustment in fiscal 2010, similar to fiscal 2009.

Long-Term Incentives

Our Long-Term Incentive Plan (“LTIP”) was established in 2003 under our 2003 Plan.  The committee considers long-term incentive compensation to be an important means of ensuring management’s ongoing focus on meeting our profitability goals, which should enhance the value of the common stock.  In addition, the committee believes that this component of our compensation policy is a retention vehicle for key executives and directly aligns the interests of management with those of our stockholders.

The committee generally awards long-term incentive grants annually at its spring meeting, with the exception of awards to executives who may be hired or promoted in the course of the fiscal year and to whom the committee may grant awards during the year.

In order to align further management’s compensation with company performance, payment against target for the fiscal 2010 cycle is exclusively performance based, with an additional time-vesting function.  As described above, Mr. Goergen has never participated in the LTIP.  The LTIP award for Mr. Barghaus is determined by Blyth’s net income from continuing operations, with adjustments.  The LTIP awards for Ms. Butler and Mr. Goergen, Jr. are determined by the performance of their respective business units and Blyth’s consolidated net income from continuing operations.  As the committee and management intended to focus LTIP participants on near-term profit improvement given the lack of visibility entering fiscal 2010 as a result of the financial crisis, as well as the fact that several of our businesses are in turnaround situations, performance is measured over a one-year period.  Payment, if earned, will be made equally in the form of restricted stock units (50%) and cash (50%) that vests in two equal installments based on the executive’s continued employment with us.

Each of the participants in the LTIP is assigned an individual incentive target, which is expressed as a percentage of that employee’s annual salary.  The individual incentive targets for Mr. Barghaus, Ms. Butler and Mr. Goergen, Jr. are 85%.  The LTIP target award, which is expressed as a dollar amount, is calculated as follows:
Name	Base Salary (fiscal 2010) ($)	LTIP Individual Incentive Target (expressed as a percentage of annual salary) (%)	LTIP Target Award (dollar amount) (%)
Robert H. Barghaus	412,000	85	350,200
Anne M. Butler	515,000	85	437,750
Robert B. Goergen, Jr.	365,700	85	310,845

In order for any payment to be made under the LTIP, at least 80% of the Business Performance Factor must be achieved.  Twenty-five percent of the payout is awarded for minimum performance threshold, which is 80% of the Business Performance Factor.  The payout increases straight-line between 80% and 100%.  Generally, up to 150% payout is awarded for achievement of above-target performance and will be paid on a straight-line approach from 101% to 120% for a maximum potential payout of 150% at 120% achieved target performance.

The  LTIP Business Performance Factor in fiscal 2010 was achievement of EBIT against budget for business units and net income from continuing operations with adjustments against budget for Blyth, the weighting of which is the same as in the annual MPIP (as described above under “— Business Performance Factor”).  For the PartyLite portion of Ms. Butler’s LTIP, 60% of target was based on PartyLite Worldwide EBIT, 25% was based on North American and European inventory days on hand and 15% of which was based on backorders.  All targets were the same as those noted above in the MPIP.

After the completion of the fiscal year in each cycle, based on the achievement of the LTIP Business Performance Factor as described above, the committee will determine what part, if any, of the participant’s target award will be paid.  The committee is under no obligation to pay the entire target award available in any given year.  Similarly, the 2003 Plan gives the committee the ability to adjust performance results upward or downward for extraordinary factors.

PartyLite Worldwide and Blyth were adjusted for the same factors described above in the annual bonus plan.  Accordingly, the committee awarded the amounts noted to each executive based on a formula-driven percentage of target achieved, subject to vesting:

	Target Achieved (%)	Value Awarded (subject to vesting) ($)
Robert H. Barghaus	96.5% Blyth net income with adjustments	304,324
Anne M. Butler	85.8% PartyLite Worldwide EBIT with adjustments 100% PartyLite inventory days on hand 0% PartyLite backorders 96.5% Blyth Net Income with adjustments	261,967
Robert B. Goergen, Jr.	0% Multi-Channel EBIT 96.5% Blyth net income with adjustments	67,531

Share Retention Guidelines

In order to preserve the linkage between the interests of executives and those of our stockholders, participants in the LTIP are expected to use their grants of RSUs to establish a level of direct ownership in the company.  Therefore, participants must retain at least 25% of their RSU grants (before satisfying any costs of selling shares and taxes) until separation from the company.

Perquisites

We provide our chief executive officer with perquisites in recognition that he has never and does not currently accept any long-term incentive compensation.  Under Mr. Goergen’s employment contract entered into in 2000 he is provided with a car and driver, as well as personal use of the leased airplane.  Mr. Goergen pays taxes based on the imputed value of these perquisites, which is reported to the Internal Revenue Service and which totaled $190,012 in fiscal 2010.

Mr. Goergen Jr. utilized the leased airplane for personal use in fiscal 2010 and paid taxes based on the imputed value of its use, which totaled $57,379 in fiscal 2010.  Our other NEOs did not utilize perquisites during the fiscal year.

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Tax and Accounting Considerations

Favorable accounting and tax treatment of the various elements of our compensation program is an important, but not the sole, consideration in its design.  Section 162(m) of the Internal Revenue Code limits the deductibility of certain items of compensation paid to the chief executive officer and certain other highly compensated executive officers to $1.0 million annually. While our MPIP and LTIP awards are intended to qualify as “performance-based” compensation under Section 162(m) of the Code, we reserve the right to approve in the future elements of compensation that are not fully deductible.

We account for equity-based awards in accordance with the requirements of SFAS No. 123(R).  We are required to recognize compensation expense relating to equity-based awards in our financial statements.  The adoption of this recognition method did not cause us to limit or otherwise significantly change our award practices.

Compensation Committee Report

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement.  Based on this new review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in our proxy statement for the 2010 annual meeting of stockholders.

Submitted by the members of the Compensation Committee of the Board of Directors.

James McTaggart, Chairman
Neal Goldman
Carol Hochman

Summary Compensation Table

The following table summarizes the total compensation awarded to or earned by our chief executive officer, chief financial officer and other executive officers during fiscal 2008, 2009 and 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards1 ($)	All Other Compensation ($)	Total ($)
Robert B. Goergen Chairman of the Board and Chief Executive Officer	2008 2009 2010	794,375 794,375 794,375	1,000,000 — —(2)	— — —	1,154,533(3) 320,114(3) 202,038(3)	2,948,907 1,114,489 996,413
Robert H. Barghaus Vice President and Chief Financial Officer	2008 2009 2010	394,833 410,000 412,000	286,254 — 212,357	— 241,764 170,479	19,738(4) 14,271(4) 6,070(4)	700,825 666,035 800,906
Anne M. Butler Vice President of the Company and President of PartyLite Worldwide	2008(5) 2009 2010	448,777 512,500 515,000	303,668 145,706 204,554	— 216,230 355,156	224,804(6) 37,437(4) 12,026(4)	977,249 911,873 1,086,736
Robert B. Goergen, Jr. Vice President of the Company and President, Multi-Channel Group	2008 2009 2010	341,667 362,250 365,700	187,297 8,314 73,034	— 74,326 240,818	104,745(7) 60,464(7) 69,404(7)	633,709 505,354 748,956
_______________

(1)
The RSUs vest in equal annual installments on various anniversaries of the date of grant, subject to the continued employment of the executive on each vesting date.  The aggregate grant date fair value of the

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stock awards was determined in accordance with FASB ASC Topic 718.  See Note 17 to the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for fiscal 2010 for a description of the assumptions used in valuing stock awards. For this purpose, the estimate of forfeitures is disregarded.

(2)	Mr. Goergen elected not to participate in the annual incentive plan in fiscal 2010.

(3)
Mr. Goergen’s “all other compensation” consists of the items set forth in the following table.  The perquisite value of “Personal Use of Company Airplane” equals the total cost of the company airplane to us in a fiscal year multiplied by the percentage of personal use by Mr. Goergen in that fiscal year.  In our proxy statement for the 2008 annual meetings of stockholders we reported the amount for “Personal Use of Company Airplane” based on the Standard Industry Fare Level (SIFL) tables published by the Internal Revenue Service.  Due to the change in the methodology that we have used to calculate the aggregate incremental cost to us of the personal use of the company airplane (as described in the second sentence of this footnote), we have recalculated the amount for fiscal 2008, which has resulted in an increase in the reported amount.  The perquisite value does not equal the amount of compensation income that is imputed to Mr. Goergen for tax purposes for personal use of the company airplane.

	Supplemental Pension Benefit ($)	Personal Use of Company Airplane ($)	Driver Services ($)	Automobile Payments ($)	Contributions to the 401(k) and nonqualified plans ($)	Tax Gross-Up	Total ($)
Fiscal 2008	790,374	216,617	57,628	47,602	42,312	—	1,154,533
Fiscal 2009	—	168,609	59,660	57,492	34,353	—	320,114
Fiscal 2010	—	93,443	60,948	26,895	12,025	8,726	202,038

(4)	Represents contributions to the 401(k) and nonqualified deferred compensation plans.

(5)	Ms. Butler was appointed vice president of the company and president of PartyLite Worldwide in May 2007. Information is provided as to all compensation of Ms. Butler for fiscal 2008.

(6)
At the time Ms. Butler joined PartyLite, we agreed to pay her an amount equal to that which she would have earned under the long-term incentive plan of her former employer.  In September 2007, Ms. Butler satisfied the conditions, including the delivery of appropriate supporting documentation, necessary for us to make that payment, and we made payment of $204,000 to Ms. Butler in September 2007.  Also includes contributions to the 401(k) and nonqualified deferred compensation plans of $20,804.

(7)
In fiscal 2008, includes $89,890 for personal use of company airplane and $14,855 for contributions to the 401(k) and nonqualified deferred compensation plans.  In fiscal 2009, includes $46,179 for personal use of company airplane and $14,285 for contributions to the 401(k) and nonqualified deferred compensation plans.  In fiscal 2010, includes $57,379 for personal use of company airplane and $12,025 for contributions to the 401(k) and nonqualified deferred compensation plans.  The perquisite value of “Personal Use of Company Airplane” equals the total cost of the company airplane to us in a fiscal year multiplied by the percentage of personal use by Mr. Goergen, Jr. in that fiscal year.  In our proxy statement for the 2008 annual meeting of stockholders we reported the amount for “Personal Use of Company Airplane” based on the Standard Industry Fare Level (SIFL) tables published by the Internal Revenue Service.  Due to the change in the methodology that we have used to calculate the aggregate incremental cost to us of the personal use of the company airplane, we have recalculated the amount for fiscal 2008, which has resulted in an increase in the amount.  The perquisite value does not equal the amount of compensation income that is imputed to Mr. Goergen, Jr. for tax purposes for personal use of the company airplane.

Grants of Plan-Based Awards During Fiscal 2010

The following table sets forth information concerning all grants of plan-based awards made to the named executive officers during fiscal 2010.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards1			Fair Value of Stock and Option Awards ($)2
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Robert B. Goergen	None	—	—	—	—	—	—	—
Robert H. Barghaus	4/6/09	43,775	175,100	262,650	1,161	4,645	6,967	152,162
Anne M. Butler	4/6/09	10,944	218,875	328,313	290	5,806	8,709	130,984
Robert B. Goergen, Jr.	4/6/09	9,714	155,423	233,134	258	4,123	6,184	33,766

(1)
The number of shares set forth under “Estimated Future Payouts Under Equity Incentive Plan Awards” are based on $37.70 per share (the average of the high and low price for the five trading days ending on April 12, 2010, the date the grant was awarded).

(2)
On April 6, 2009, Mr. Barghaus, Ms. Butler and Mr. Goergen, Jr. were granted the equity incentive plan awards set forth in the table, all of which were subject to performance-based conditions.  In April 2010, the compensation committee confirmed that these performance-based conditions had been met and awarded 4,036 shares to Mr. Barghaus (fair value of $152,162), 3,474 shares to Ms. Butler (fair value of $130,984) and 896 shares to Mr. Goergen, Jr. (fair value of $33,766).  The number of shares was based on the dollar value of the award divided by $37.70 per share, the average of the high and low price for the five trading days ending on April 12, 2010, the date the grant was awarded.  The awards are subject to vesting and will be paid in equal installments in April 2011 and 2012, subject to continued employment at such time.

Option Exercises and Stock Vested

The following table sets forth information concerning each vesting of restricted stock units for each of the named executive officers on an aggregated basis in the fiscal year ended January 31, 2010 (there were no stock option exercises during fiscal 2010).

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robert B. Goergen	—	—
Robert H. Barghaus	4,974	172,705
Anne M. Butler	3,8981	135,8552
Robert B. Goergen, Jr.	3,7061	131,1492
_______________
(1)
Ms. Butler has elected to defer her receipt of 3,546 shares (value of $128,104) until her separation from the company, and Mr. Goergen, Jr. has elected to defer his receipt of 2,861 shares (value of $106,715) until his separation from the company.

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Outstanding Equity Awards at January 31, 2010

The following table sets forth information concerning unexercised options and stock that has not vested for each named executive officer as of January 31, 2010.
	Option Awards1			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested2 (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested3 ($)
Robert B. Goergen	0	—	—	0	—
Robert H. Barghaus	2,500	106.78	4/3/12	8,844	248,428
Anne M. Butler	400 525 1,500 1,600	100.88 91.38 106.78 101.10	3/29/10 3/27/11 4/3/12 3/31/13	13,748	386,181
Robert B. Goergen, Jr.	500 375 1,000 1,500	113.88 91.38 106.78 101.10	8/1/10 3/27/11 4/3/12 3/31/13	9,663	271,434

_______________

(1)	All options are exercisable and have been adjusted to give effect to the 1-for-4 reverse stock split of our common stock at the end of January 2009.

(2)	Does not include RSUs awarded in April 2010 (see footnote (2) under “— Grants of Plan-Based Awards During Fiscal 2010”).

(3)           Based on the closing sale price for the common stock on the NYSE on January 29, 2010 of $28.09 per share.

Pension Benefits
Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Robert B. Goergen	7	$2,796,322	None

Under Robert B. Goergen’s employment agreement (described below under “— Employment Contracts”), he is entitled to an annual pension benefit of $500,000, starting on August 1, 2010. This pension benefit vested based on Mr. Goergen’s service from August 1, 2000 through July 31, 2006.  Under the original terms of the agreement, Mr. Goergen was eligible to receive an annual pension benefit beginning on August 1, 2006. When Mr. Goergen agreed to continue to serve as our chief executive officer after July 31, 2006, we deferred the commencement date for this pension benefit, but we did not increase his annual pension benefit. We obtained a single life annuity contract on March 26, 2001 to provide for the payment of this pension benefit.

Employment Contracts

Under our employment agreement with Robert B. Goergen, which we entered into in August 2000, he will serve as chairman of the board and chief executive officer and will be responsible for the general management of the company through January 31, 2011 (the “Initial Term”).  During the remainder of the term of the agreement, he will serve as the non-executive chairman of the board and will devote approximately one half of his business time and attention to our business. The term of the agreement expires on July 31, 2013 or, if earlier, upon Mr. Goergen’s death, retirement, resignation, termination due to disability or a termination by us with or without cause.  We must provide Mr. Goergen with 90 days’ advance notice before terminating the agreement without cause.  Mr. Goergen must provide 90 days’ advance notice of his retirement to become eligible for the retirement benefits described below.

During the Initial Term, Mr. Goergen will receive a base salary of at least $600,000 per year, and he is eligible to receive a target bonus of 100% of his base salary based on the achievement of certain performance goals.  His bonus is subject to adjustment upward or downward if those performance goals are exceeded or are not met. Following the Initial Term, Mr. Goergen will receive a base salary equal to 50% of the base salary as in effect on the last day of the Initial Term.  Mr. Goergen’s current base salary is $794,375 and his base salary will be reviewed annually by our board for potential increases.  From February 1, 2008 through July 31, 2010 (or the termination of the agreement, if earlier), Mr. Goergen is also entitled to a supplemental annual salary of $500,000 to compensate him, in part, for the pension payments that he forfeited by continuing to serve as our chief executive officer after July 31, 2006.

We have also agreed to make payments and provide benefits to Mr. Goergen and/or his spouse following the termination of his employment as described in the table below.  We are not required to provide these benefits following a termination of Mr. Goergen’s employment if he competes with us.

Reason for Termination
Payment or Benefit	Death	Disability	Without “Cause” or “Constructive Termination Without Cause”8	Retirement
Continued base salary1	✓	✓	—	—
Annual incentive award2	✓	✓	✓	—
Lifetime health and dental benefits3	✓	✓	✓	✓
Share registration or repurchase4	✓	✓	✓	✓
Share repurchase5	—	—	✓	—
Lifetime use of car and driver6	—	✓	✓	✓
Lifetime use of office	—	✓	✓	✓
Lifetime use of company aircraft7	—	✓	✓	✓
_______________

(1)
If Mr. Goergen’s employment is terminated due to his death or disability he will receive continued base salary payments through July 31, 2015.  The continued base salary payments will take into account that his base salary is reduced by 50% on February 1, 2011.

(2)
If Mr. Goergen’s employment is terminated due to his death or disability the annual incentive payment will be awarded for the year in which his death or termination occurs, based on the original target award.  If his employment is terminated without cause or constructively terminated without cause we will pay him a pro rata annual incentive award for the year of termination to the extent targets are achieved, payable when incentive awards are paid to the active employees.

(3)
If Mr. Goergen’s employment is terminated without cause or as a result of his death, disability, constructive termination without cause or retirement, lifetime health and dental benefits will be provided to his spouse.  If his employment is terminated without cause or by reason of his disability,

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constructive termination without cause or retirement he will be entitled to lifetime health, dental and other welfare benefits generally provided to our senior officers.

(4)
Upon the death of both Mr. Goergen and his spouse we will, upon the demand of the estate of either Mr. Goergen or his spouse, purchase from the estate up to 1,875,000 shares of our common stock at fair market value or register those shares for a public offering and sale by the estate.  However, this buyback or registration right will not apply if the estate can sell the shares to the public without registration for securities law purposes.

(5)
At Mr. Goergen’s request we will purchase 25,000 shares of common stock at fair market value at the end of each of the first four calendar quarters following his termination without cause or constructive termination without cause.

(6)	Lifetime use of a car and driver for use in connection with company business and certain charitable and educational board and trustee positions.

(7)	Lifetime use of the company’s aircraft, up to 50 hours per year, subject to certain reimbursement requirements.

(8)
In Mr. Goergen’s employment agreement, “cause” occurs if Mr. Goergen is convicted of a felony involving moral turpitude or if he is guilty of willful gross neglect or willful gross misconduct in carrying out his duties under the employment agreement, resulting in material economic harm to us, unless he believes in good faith that such act or omission was in our best interests.  In Mr. Goergen’s employment agreement, “constructive termination without cause” means termination by Mr. Goergen of his employment at his initiative following the occurrence of any of the events listed in clauses (a) through (e) below without his consent:

(a)	a reduction in his base salary, supplemental salary or target bonus opportunity;

(b)
the termination or material reduction in any of the perquisites or employee benefits to which he is entitled under his employment agreement (other than as part of an across-the-board reduction that is applicable to all of our executive officers);

(c)
the failure to employ him as chairman of the board and chief executive officer during the Initial Term and as non-executive chairman of the board after the Initial Term or his removal from any of those positions;

(d)
during the Initial Term, a material diminution in his duties, responsibilities or authority or the assignment to him of duties which are materially inconsistent with his duties or which materially impair his ability to function as our chairman and chief executive officer, and during the remainder of his employment after the Initial Term, the assignment to him of duties that are materially inconsistent with those that could reasonably be expected to be assigned to and performed by a part-time senior executive of a major corporation;

(e)	the relocation of our principal office, or Mr. Goergen’s own office, outside the state of Connecticut or more than 50 miles from Greenwich, Connecticut; or

(f)	the failure of any successor to assume in writing our obligations under his employment agreement.

The employment agreement provides for notice and cure opportunities in the event Mr. Goergen is terminated for cause or constructively terminated without cause.

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Potential Payments Upon a Termination of Employment.  The information below quantifies certain payments and benefits that would have become payable to each named executive officer in the event of a termination or a “change in control” assuming such event had occurred on January 31, 2010, compensation and services levels as of such date and a price per share of common stock underlying the unvested restricted stock units of $28.09, the closing market price on January 29, 2010.  These payments and benefits are in addition to benefits available generally to salaried employees, such as accrued vacation pay.  Due to a number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different.

	Triggering Event
	Bonus	Continued base salary payments	Continuation of welfare benefits	Perquisites	Cash LTIP Vesting (1)	Restricted Stock and LTIP RSU Vesting(1)
Robert B. Goergen (2) Chairman of the Board and Chief Executive Officer
Death or disability	—(2)	2,978,906	10,283(3)	366,411(4)	—	—
Without Cause/Constructive Termination	—(2)	—(2)	10,283(3)	366,411(4)	—	—
Retirement	—	—	10,283(3)	366,411(4)	—	—
Robert H. Barghaus Vice President and Chief Financial Officer
Death, disability, retirement after reaching age 62 or change in control	—	—	—	—	362,737	203,428
Anne M. Butler Vice President of the Company and President of PartyLite Worldwide
Death, disability, retirement after reaching age 62 or change in control	—	—	—	—	239,094	302,333
Robert B. Goergen, Jr. Vice President of the Company and President, Multi-Channel Group
Death, disability, retirement after reaching age 62 or change in control	—	—	—	—	160,422	104,551
_______________

(1) LTIP and restricted stock awards vest upon a change in control (as defined in our 2003 Plan) unless the awards are assumed or replaced, but deferral elections do not lapse unless the change in control also constitutes a “change in control event” under Code Section 409A.  The above table assumes full vesting upon a change in control.  Under our 2003 Plan, a change in control with respect to officers and employees is defined as (i) a reorganization, merger or consolidation in which we are not the surviving corporation, (ii) a sale, lease, exchange or other transfer of all or substantially all of our assets or (iii) stockholder approval of a dissolution or liquidation of the company.  All vested RSUs and vested deferred cash LTIP amounts will be distributed in connection with a termination of employment or death.  Under our 2010 LTIP, unvested awards will vest upon the officer's retirement after reaching age 62, death or disability.  Under our prior LTIPs, in the event of death, disability or an approved retirement, a pro rata amount of an unvested award, based on days worked, will vest and become payable to the extent we achieve our targets.  The amounts set forth in the column "Restricted Stock and LTIP RSU Vesting" are based on $28.09  per share (the closing price on January 29, 2010).

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(2) In fiscal 2010, Mr. Goergen elected not to participate in the annual incentive plan.  Termination payments are described in more detail under the heading “— Employment Contracts” and pension payments are describe under “— Pension Payments.”

(3)  Represents current annual amount of lifetime health/dental/life insurance premiums that would be payable by us for Mr. Goergen and his wife.  Mr. Goergen does not participate in our long-term disability policy.

(4)  Represents current estimated annual amount of lifetime payments that would be payable by us for automobile/driver ($60,948), use of company airplane ($159,556; estimated cost based on the average cost to us for Mr. Goergen’s personal use of the company airplane in the past three fiscal years) and secretary/office space ($145,907).

Compensation Committee Interlocks and Insider Participation

Ms. Hochman, Mr. Goldman and Mr. McTaggart served as members of the compensation committee in fiscal 2010.  None of them (i) was, during fiscal 2010, an officer or employee of us or any of our subsidiaries, (ii) was formerly an officer of us or any of our subsidiaries or (iii) had any relationship requiring disclosure by us pursuant to any paragraph of Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.  None of our executive officers served as an officer, director or member of a compensation committee of another entity for which an executive officer or director is a member of our board of directors or served on the compensation committee of our board of directors.

Certain Relationships and Related Transactions

Ropart Sublease.  Ropart Investments LLC paid $179,684 to us in fiscal 2010 to sublet office space, which we believe approximates the fair market rental for the sublet office space.  Robert B. Goergen, our chairman and chief executive officer, is the managing member of Ropart, Pamela M. Goergen, a director, is a managing director of Ropart, and Robert B. Goergen, Jr., a vice president and president of the multi-channel group and corporate development group, is a member of Ropart.  In August 2000, we entered into an employment agreement with Mr. Goergen, our chairman and chief executive officer, in which we agreed to make available space to Ropart.  The employment agreement was approved by our board of directors.

Transactions with ViSalus Holdings, LLC. In August 2008, we signed a definitive agreement to purchase ViSalus Holdings, LLC (“ViSalus”), a direct seller of vitamins, weight management products and other related nutritional supplements, through a series of investments.  In October 2008, we completed our initial investment and acquired a 43.6% equity interest in ViSalus for $13.0 million in cash.  Additionally, as provided in the acquisition agreement, and amended in September 2009, we provided ViSalus with a $3.0 million revolving credit facility, all of which was outstanding as of January 31, 2010.   In addition, we are required, subject to the conditions in the acquisition agreement, to make additional purchases of ViSalus’s equity interest to increase our equity ownership over time to 57.5%, 72.7% and 100.0%.  These additional purchases were originally conditioned upon ViSalus meeting certain operating targets in calendar years 2009, 2010 and 2011.  However, ViSalus did not meet the operating threshold in 2009 so we were not required to make an additional purchase.  We exercised our one-time, one-year extension and additional purchases will be made if ViSalus meets certain operating targets in calendar years 2010, 2011 and 2012.  The purchase prices of the additional investments are based on ViSalus’s future operating results. We have the option to acquire the remaining interest in ViSalus even if they do not meet the predefined operating targets.

The acquisition of ViSalus involved related parties.  In addition to our ownership, the other owners of ViSalus consist of its three founders, each of whom currently own approximately 11.7% of ViSalus for a total of 35.3% (the “founders”), Ropart Asset Management Fund, LLC and Ropart Asset Management Fund II, LLC (collectively, “RAM”), which owns 15.2%, and a small group of employees who own approximately 5.9%.  Our initial investment in ViSalus of $13.0 million was paid to ViSalus ($2.5 million), RAM ($3.0 million) and the three founders ($2.5 million each).  Robert B. Goergen, our chairman and chief executive officer, together with members of his family (including Pamela M. Goergen, a director, and Robert B. Goergen, Jr., a vice president and president of the multi-channel group and corporate development group), owns substantially all of RAM.  ViSalus expensed management fees from RAM in the amount of $0.2 million and $0.1 million in fiscal 2009 and 2010.  As of the end of fiscal 2010, ViSalus had outstanding notes payable to RAM and the founders of $2.7 million, in addition to its $3.0 million revolving credit facility owed to us.

In February 2010, ViSalus received a financing commitment from the founders and RAM for up to $1.2 million to fund its operations for calendar year 2010, $0.9 million of which has been borrowed as of March 31, 2010.  The loan is due February 28, 2011 and interest accrues at 10% per annum payable quarterly in arrears.  In addition to the 10% interest, the loan requires ViSalus to pay a further lump-sum interest payment at loan maturity at an interest cost of $0.6 million.  In April 2010, we loaned $0.3 million to ViSalus, which they used to repay part of the $0.9 million borrowing from the founders and RAM.  The loan is secured by ViSalus’s assets and has preference over existing loans from the founders, RAM and us.

The foregoing transactions between us and ViSalus were approved by a special committee of our board of directors, which is comprised of four independent directors (Anne M. Busquet, Carol J. Hochman, Wilma H. Jordan and Howard E. Rose).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers and holders of more than 10% of the common stock to file reports regarding beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission.  Based upon a review of the filings furnished to us and on representations from the directors and executive officers, all filing requirements of Section 16(a) were complied with during fiscal 2010, except as follows: Robert H. Barghaus and Anne M. Butler both had two late Form 4 filings (one of which was filed one day late to report the acquisition of restricted stock units and the other of which was filed late to report the forfeiture of restricted stock units for withholding tax purposes), and Robert B. Goergen, Jr. had three late Form 4 filings (one of which was filed one day late to report the acquisition of restricted stock units, one of which was filed late to report the forfeiture of restricted stock units for withholding tax purposes, and one of which was filed late to report the receipt of shares from a trust distribution).  None of the foregoing late filings reported open market purchases or sales of common stock.

Audit Committee Report

Management is responsible for our internal controls and the financial reporting process.  Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report on those statements. The audit committee’s responsibility is to monitor and oversee these processes.  The audit committee charter was adopted and approved by the board of directors in January 2004.  The charter is available on our website, www.blyth.com, or in print to any stockholder who makes a request to Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831, Attention: Michael S. Novins, Secretary.  The charter further amends the audit committee’s original charter, which was first adopted and approved by the board in June 2000, and was amended by the board in April 2003.

As set forth in more detail in the charter, the primary role of the audit committee is to assist the board in fulfilling its oversight responsibilities.  The committee’s primary responsibilities fall into three broad categories:

•
first, the committee is charged with monitoring the preparation of quarterly and annual financial reports by management, including discussions with management and the independent auditors about draft annual financial statements, key accounting and reporting matters, alternative treatments within

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generally accepted accounting principles for policies and procedures related to material items that the independent auditors have discussed with management and the ramifications thereof, and other material written communications between the independent auditors and management;

•
second, the committee is responsible for matters concerning the relationship between us and the independent auditors, including evaluating their performance and recommending their appointment or removal; reviewing the scope of their audit services and related fees; reviewing and pre-approving any non-audit services being provided to us; providing and maintaining an open, direct avenue of communication between the board and the independent auditors; and determining whether the independent auditors are independent (based in part on the annual letter provided to us pursuant to Independence Standards Board Standard No. 1); and

•
third, the committee is responsible for matters concerning our systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests, and review of the recommendations, if any, of the independent auditors.

The audit committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the charter.

In the course of fulfilling its responsibilities, the audit committee has:

•	reviewed and discussed with management the audited financial statements for the fiscal year ended January 31, 2010;

•
discussed with representatives of Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
received the written disclosures and the letter from Ernst & Young required applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the audit committee concerning independence;

•	discussed with representatives of Ernst & Young the public accounting firm’s independence from the company and management; and

•	considered whether the provision by Ernst & Young of non-audit services is compatible with maintaining their independence.

Based on the foregoing, the audit committee recommended to the board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2010 for filing with the Securities and Exchange Commission.

It is not the duty of the audit committee to plan or conduct audits or to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the independent public auditors.  In giving its recommendations to the board of directors, the audit committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the report of the independent public auditors with respect to such financial statements.

Submitted by the members of the Audit Committee of the Board of Directors.

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Howard E. Rose, Chairman
Anne M. Busquet
Wilma H. Jordan

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The proxy, unless otherwise directed thereon, will be voted for a resolution ratifying the action of the board appointing the firm of Ernst & Young LLP as independent auditors to make an audit of our accounts for fiscal 2011.  The vote required for ratification is a majority of shares voting.  If the resolution is rejected, or if Ernst & Young declines to act or becomes incapable of acting, or if their employment is discontinued, the board of directors, on the audit committee’s recommendation, will appoint other auditors whose continued employment after the annual meeting may be, but is not required to be, subject to ratification by the stockholders.

On May 8, 2009, the audit committee approved the appointment of Ernst & Young as our new independent registered public accounting firm for fiscal 2010.  During fiscal 2008 and 2009 and through May 8, 2009, neither we nor anyone acting on our behalf consulted with Ernst & Young regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did Ernst & Young provide any written report or oral advice that was an important factor considered by is in reaching a decision as to the accounting, auditing or financial reporting of any issue, or (2) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K promulgated by the Securities and Exchange Commission (“Regulation S-K”)) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

A representative of Ernst & Young will be present at the annual meeting to respond to appropriate questions of stockholders and to make a statement if he or she so desires.

Change in and Disagreements with Accountants on Accounting and Financial Disclosure

On May 8, 2009, the audit committee dismissed Deloitte & Touche LLP as our independent registered public accounting firm.  The report of Deloitte & Touche on our consolidated financial statements for fiscal 2008 and 2009 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph that stated “As discussed in Note 15 to the consolidated financial statements, on February 1, 2007, the Company adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109.”

During fiscal 2008 and 2009 and through May 8, 2009, there were no “disagreements” (as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K) with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

During fiscal 2008 and 2009 and through May 8, 2009, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that in Deloitte & Touche’s report dated April 13, 2009 on our internal control over financial reporting as of January 31, 2009 (which was included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and filed with the Securities and Commission on April 14, 2009), Deloitte & Touche expressed an adverse opinion on the effectiveness of our internal control over financial reporting due to the existence of the material weakness related to income taxes identified and described in “Management’s Assessment of Internal Control over Financial Reporting” under Item 9A(b) in the Annual Report on Form 10-K for fiscal 2009.  The audit committee discussed the subject matter of this

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material weakness with Deloitte & Touche.  We have authorized Deloitte & Touche to respond fully to the inquiries of Ernst & Young concerning the subject matter of this material weakness.

Independent Auditor Fees

Before the independent auditor is engaged to provide audit services, the engagement is approved by the audit committee.  In general, the audit committee pre-approves (i.e., approves prior to their provision) all audit related and non-audit services to be provided to us by the independent auditors. The audit committee may pre-approve audit related and non-audit services by agreeing to a framework with descriptions of allowable services.  The audit committee may delegate pre-approval authority to one or more members of the audit committee.  The decision of any member to whom authority is delegated to pre-approve an activity must be reported to the full audit committee at its next scheduled meeting.

The audit committee pre-approved 100% of the audit related, tax and other services provided by Ernst & Young during fiscal 2010.  None of such services were approved by the audit committee pursuant to Section 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed for professional services of the types listed below rendered by Deloitte & Touche in fiscal 2009 and Ernst & Young in fiscal 2010 were as follows:

	Fiscal 2009 Deloitte & Touche	Fiscal 2010 Ernst & Young
Audit Fees	$2,744,000	$1,865,000
Audit-Related Fees	—	—
Tax Fees	—	1,143,9021
All Other Fees	—	—
Total fees	$2,744,000	$3,008,902
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(1)	The services comprising the tax fees include tax advisory matters, tax compliance, tax audits and tax planning.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

STOCKHOLDER PROPOSALS

Stockholder proposals within the processes of Rule 14a-8 and intended to be presented at our 2011 Annual Meeting of Stockholders must be received at our principal executive offices located at One East Weaver Street, Greenwich, Connecticut 06831, Attention: Michael S. Novins, Secretary, on or before December 29, 2010 for consideration for inclusion in our proxy statement and form of proxy relating to that meeting.  In addition, if a stockholder fails to provide us notice of any stockholder proposal on or before the 60th day prior to the date of our 2011 annual meeting, then our management proxies will be entitled to use their discretionary voting authority if such stockholder proposal is raised at the annual meeting without any discussion of the matter in the proxy statement.

OTHER MATTERS

As of the date of this proxy statement, our management does not know of any business, other than that mentioned above, which will be presented for consideration at the annual meeting. However, if any other matters should properly come before the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies in accordance with their best judgment on such matters.

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FINANCIAL STATEMENTS

Our audited consolidated financial statements as at January 31, 2009 and 2010, and for the periods ended January 31, 2008, 2009 and 2010, are included as part of the Annual Report on Form 10-K which accompanies this proxy statement.

By Order of the Board of Directors

Michael S. Novins, Secretary

April 28, 2010

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APPENDIX A
(Proposed Amended and Restated Certificate of Incorporation --
Marked to Show Proposed Amendments)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

of

BLYTH, INC.

Pursuant to the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “G.C.L.”) the undersigned, Robert B. Goergen ~~and Howard E. Rose~~, the Chairman and ~~Secretary, respectively,~~ Chief Executive Officer of Blyth, Inc., a corporation organized and existing in the State of Delaware (the “Corporation”), ~~do~~ does hereby certify as follows:

FIRST:  The name of the Corporation is Blyth, Inc.  The Corporation was originally incorporated under the name “Candle Corporation of America.”  The original ~~SECOND:  The~~ Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on September 9, 1977. A Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on May 13, 1994 (the “Restated Certificate”).  A Certificate of Amendment of the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on June 14, 2000.  A Certificate of Amendment of the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on January 30, 2009.

~~THIRD~~SECOND:  This Amended and Restated Certificate of Incorporation restates, integrates and amends the Restated Certificate ~~of Incorporation of the Corporation~~, as heretofore amended and supplemented, and has been duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the G.C.L.

~~FOURTH~~THIRD:  The capital of the Corporation will not be reduced under or by reason of the amendments to the Certificate of Incorporation effected hereby.

~~FIFTH~~FOURTH:  The text of the Certificate of Incorporation, as heretofore amended and supplemented, is hereby further amended and restated to read as herein set forth in full:

ARTICLE I

Name

The name of the Corporation is Blyth, Inc. (hereinafter referred to as the “Corporation”).

ARTICLE II

Address; Registered Agent

The address of the Corporation’s registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.  The name of its registered agent at that address is The Corporation Trust Company.

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ARTICLE III

Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the G.C.L.

ARTICLE IV

Capitalization

Section 1.                      The aggregate number of shares of all classes of capital stock which the Corporation is authorized to issue (sometimes hereinafter collectively referred to as the “Capital Stock”) is 60,000,000 shares, of which: (i) 10,000,000 shares shall be preferred stock, $0.01 par value per share (hereinafter referred to as the “Preferred Stock”); and (ii) 50,000,000 shares shall be common stock, $0.02 par value per share (hereinafter referred to as the “Common Stock”).

~~Effective at 6:01 p.m. (Eastern Time) on the date of filing this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each four (4) shares of the Corporation’s Common Stock, par value $0.02 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”).  No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split.  Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests, in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Corporation’s transfer agent of all fractional shares otherwise issuable.  Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.~~

Section 2.                      Pursuant to Section 151 of the G.C.L., a statement of the designations, powers, preferences and rights, and the qualifications and restrictions thereof, in respect of each class of Capital Stock is as follows:

A.PREFERRED STOCK

The Board of Directors is hereby expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or no voting powers, and with such designations, preferences and relative, participating, optional or other rights, and qualifications or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by a majority of the Board of Directors then in office and the certificate of designations filed under the G.C.L. setting forth such resolution or resolutions, including (without limiting the generality thereof) the following as to each such series:

(i)	the designation of such series;

(ii)
the dividends, if any, payable with respect to such series, the rates or basis for determining such dividends, any conditions and dates upon which such dividends shall be payable, the preferences, if any, of such dividends over, or the relation of such dividends to, the dividends payable on the Common Stock or any other series of Preferred Stock, whether such dividends shall be noncumulative or cumulative, and,

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if cumulative, the date or dates from which such dividends shall be cumulative;

(iii)
whether shares of such series shall be redeemable at the option of the Board of Directors or the holder, or both, upon the happening of a specified event and, if redeemable, whether for cash, property or rights, including securities of the Corporation, the time, prices or rates and any adjustment and other terms and conditions of such redemption;

(iv)	the terms and amount of any sinking, retirement or purchase fund provided for the purchase or redemption of shares of such series;

(v)
whether or not shares of such series shall be convertible into or exchangeable for shares of Common Stock or any other series of Preferred Stock, at the option of the Corporation or of the holder, or both, or upon the happening of a specified event and, if provision be made for such conversion or exchange, the terms, prices, rates, adjustments and any other terms and conditions thereof;

(vi)
the extent, if any, to which the holders of shares of such series shall be entitled to vote with respect to the election of Directors or otherwise, including, without limitation, the extent, if any, to which such holders shall be entitled, voting as a series or as a part of a class, to elect one or more Directors upon the happening of a specified event or otherwise;

(vii)	the restrictions, if any, on the issue or reissue of shares of such series or any other series;

(viii)	the extent, if any, to which the holders of shares of such series shall be entitled to preemptive rights; and

(ix)	the rights of the holders of shares of such series upon the liquidation of the Corporation or any distribution of its assets.

B.COMMON STOCK

1.           Designation and Amount.  The authorized number of shares of Common Stock shall be 50,000,000.

2.           Dividends and Distributions.  No payment of dividends or distributions shall be made to the holders of shares of Common Stock unless and until the holders of shares of Preferred Stock receive any preferential amounts to which they are entitled under this ARTICLE IV or in the resolution or resolutions providing for the issue of shares of Preferred Stock.  Subject to the limitation set forth in the preceding sentence of this Paragraph 2 and except as otherwise provided by this Amended and Restated Certificate of Incorporation or in the resolution or resolutions providing for the issue of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and distributions as may be declared upon such shares of Common Stock from time to time by a resolution or resolutions adopted by the Board of Directors.

3.           Voting Rights.  All holders of Common Stock shall be entitled to notice of any stockholders’ meeting.  Subject to the provisions of any applicable law and except as otherwise provided in this Amended and Restated Certificate of Incorporation or by the resolution or resolutions providing for the issue of shares of Preferred Stock, all voting rights shall be vested solely in the Common Stock.  The holders of shares of Common Stock shall be entitled to vote upon the election of Directors and upon any other matter submitted to the stockholders for a vote.  Each share of Common Stock issued and outstanding shall be entitled

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to one noncumulative vote.  A fraction of a share of Common Stock shall not be entitled to any voting rights whatsoever.

4.           Liquidation, Dissolution or Winding Up.  Except as otherwise provided in this Amended and Restated Certificate of Incorporation and subject to the rights of holders, if any, of Preferred Stock to receive preferential liquidation distributions to which they are entitled under this ARTICLE IV or under the resolution or resolutions providing for the issue of shares of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation, all assets of the Corporation shall be shared pro rata  among the holders of the Common Stock.

5.           No Preemptive Rights.  No holder of shares of Common Stock shall as such holder have any preemptive right to purchase or subscribe to shares of Common Stock or shares or other securities convertible into or exchangeable for or carrying rights or options to purchase or subscribe to shares of Common Stock.

Section 3.                      Except as otherwise provided in this Amended and Restated Certificate of Incorporation or by applicable law, the Capital Stock, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine by a resolution or resolutions adopted by a majority of the Board of Directors then in office.

ARTICLE V

Board of Directors; Stockholders’ Meetings

Section 1.                      The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 2.                      The Board of Directors shall consist of not less than three persons, the exact number to be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of Directors then in office.

Section 3.                      Notwithstanding anything to the contrary contained in this Amended and Restated Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all of the members of the Board of Directors or such committee, as the case may be, then in office consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.  Members of the Board of Directors or any committee thereof designated by the Board of Directors, may participate in a meeting of the Board of Directors, or of such committee, as the case may be, by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

Section 4.                      ~~Effective as of the date of filing of this Restated Certificate of Incorporation, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III.  Each class shall consist, as nearly as may be possible, of one-third of the number of Directors constituting the Board of Directors.  The term of office for Class I Directors will first expire at the first~~ The directors, other than those who may be elected by the holders of any Preferred Stock, shall, commencing with the annual meeting of stockholders ~~after the date of filing of this Restated Certificate of Incorporation; the term of office of Class II Directors will first expire at the second annual meeting of Stockholders after the date of filing of this Restated Certificate of Incorporation; and the term of office of Class III Directors will first expire at the third~~ scheduled to be held in calendar year 2011 (the “2011 Annual Meeting”), be elected at each annual meeting of stockholders ~~after the date of filing of this Restated Certificate of Incorporation, and in each case until their successors are duly elected and qualified.  At each~~ for a term expiring at the next annual meeting of

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stockholders ~~after the initial classification of Directors, successors to the class of Directors whose terms expire at that annual meeting of stockholders shall be elected by stockholders for a three-year term and~~ following their election and shall remain in office until their successors ~~are duly~~ shall have been elected and qualified or until their earlier death, resignation, retirement, disqualification or removal. The term of office of each director serving on the Board of Directors immediately prior to the election of directors at the 2011 Annual Meeting (other than any directors elected by holders of Preferred Stock) shall expire at the 2011 Annual Meeting, notwithstanding that any such director may have been elected for a term that extended beyond the date of the 2011 Annual Meeting, but such director may remain in office beyond the expiration of such term expiring at the 2011 Annual Meeting until a successor is elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.  Any Director elected to fill a vacancy resulting from an increase in ~~any class~~ the number of directors or from the ~~removal from office,~~ death~~, disability~~, resignation ~~or~~ , retirement, disqualification or removal of a Director or other cause shall hold office for ~~the remaining term of the class in which such vacancy existed.  Except as otherwise provided herein, no decrease in the size of~~ a term expiring at the next annual meeting of stockholders following his or her appointment to the Board of Directors ~~shall have the effect of removing or shortening the term of any incumbent Director.  Except as otherwise provided herein, increases in the size of the Board of Directors will be distributed among the classes so as to render the classes as nearly equal in size as practicable.  Whenever the holders of Preferred Stock issued pursuant to this Restated Certificate of Incorporation or the resolution or resolutions adopted by a majority of the Board of Directors then in office providing for the issue of shares of Preferred Stock shall have the right, voting as a separate class, to elect Directors, the election, term of office, filling of vacancies and other terms of such directorships shall be governed by the terms of this Restated Certificate of Incorporation or such resolution or resolutions, as the case may be, and such directorships shall not be divided into serial classes or otherwise subject to this Section 4 unless expressly so provided therein.~~or until such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.                      Subject to the rights of the holders of Preferred Stock, any vacancy in the Board of Directors caused by death, resignation, removal, retirement, disqualification or any other cause (including an increase in the number of Directors) may be filled solely by resolution adopted by a majority of the Board of Directors then in office, whether or not such majority constitutes less than a quorum, or by a sole remaining Director; provided however, that any vacancy created by a removal of a Director pursuant to Section 6 of this ARTICLE V may be filled by action of the stockholders taken at the same meeting at which the vacancy was created; such action to be upon the affirmative vote of the holders of not less than a majority of the voting power of the outstanding Capital Stock entitled to vote in the election of Directors, voting as a single class.

Section 6.                      Subject to the rights of holders of Preferred Stock to elect Directors or to remove Directors so elected, a duly elected Director of the Corporation may ~~not~~ be removed from such position ~~other than for~~ with or without cause; any such removal may be effected only by the affirmative vote of the holders of at least a majority of the voting power of the outstanding Capital Stock entitled to vote in the election of Directors, voting as a single class.

Section 7.                      Except as otherwise provided by applicable law or by this Amended and Restated Certificate of Incorporation, a majority of the Board of Directors then in office at the time of a duly assembled meeting shall be necessary to constitute a quorum and be sufficient for the transaction of business, and the act of a majority of the Directors present at such meeting shall be the act of the Board of Directors.

.

Section 8.                      Except as otherwise provided by law, at any annual or special meeting of stockholders only such business shall be conducted as shall have been properly brought before the meeting.  Except as otherwise provided in this ARTICLE V, in order to be properly brought before the meeting, such business must have either been:  (A) specified in the written notice of the meeting (or any supplement thereto) given to the stockholders of record on the record date for such meeting by or at the direction of the Board of Directors; (B) brought before the meeting at the direction of the Chairman, the Chief Executive Officer, the President or the Board of Directors; or (C) specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all of the following requirements.  A notice referred to in clause (C) of the preceding sentence must be delivered personally to, or mailed to and received at, the principal executive office of the Corporation, addressed to the attention of the Secretary, not later than the earlier to occur of (x) the date which is 60 days prior to the meeting and (y) the date determined by the Corporation in compliance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the last date on which stockholder proposals may be submitted to the Corporation for inclusion in the Corporation’s proxy materials with respect to the meeting in question; provided, however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual or special meeting was mailed or such public disclosure was made, whichever first occurs.  Such notice referred to in clause (C) of the first sentence of this Section 8 shall set forth:  (i) a full description of each such item of business proposed to be brought before the meeting and the reasons for conducting such business at such meeting; (ii) the name and address of the person proposing to bring such business before the meeting; (iii) the class and number of shares held of record, held beneficially and represented by proxy by such person as of the record date for the meeting (if such date has then been made publicly available) and as of the date of such notice; (iv) if any item of such business involves a nomination for Director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Exchange Act, or any successor thereto, and the written consent of each such nominee to serve if elected; (v) any material interest of the stockholder in such item of business; and (vi) all other information that would be required to be filed with the Commission if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act or any successor thereto.  No business shall be brought before any meeting of stockholders of the Corporation otherwise than as provided in this Section 8.  The Board of Directors may require a proposed nominee for Director to furnish such other information as may be required to be set forth in a stockholder’s notice of nomination which pertains to the nominee or which may be reasonably required to determine the eligibility of such proposed nominee to serve as a Director of the Corporation.  The Chairman of the meeting may, if the facts warrant, determine that a nomination or stockholder proposal was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination or proposal shall be disregarded.

Section 9.                      The annual meeting of stockholders of the Corporation for the election of Directors and the transaction of such other business as may be brought before the meeting in accordance with this Amended and Restated Certificate of Incorporation shall be held on the date and the time fixed from time to time by the Board of Directors by a resolution adopted by the Board of Directors.  Except as provided below in this ARTICLE V, special meetings of stockholders may be called only at the direction of the Chairman, the Chief Executive Officer, the President or the record holders of at least 35% of the voting power of the outstanding Capital Stock of the Corporation.  Annual and special meetings of stockholders shall not be called or held otherwise than as herein provided.

Section 10.                      Except as otherwise provided by law or by ARTICLE VII of this Amended and Restated Certificate of Incorporation, at any meeting of stockholders of the Corporation the presence in person or by proxy of the holders of a majority in voting power of the outstanding Capital Stock of the Corporation entitled to vote shall constitute a quorum for the transaction of business brought before the meeting in accordance with this Amended and Restated Certificate of Incorporation and, a quorum being

.

present, the affirmative vote of the holders of a majority in voting power present in person or represented by proxy and entitled to vote shall be required to effect action by ~~“~~stockholders~~;~~ , provided, however, ~~that~~ except as otherwise provided in Section 5 of ARTICLE V (relating to vacancies), each director shall be elected by the ~~affirmative~~ vote of the majority of the votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected at such meeting (a “Contested Election”), the directors shall be elected by the vote of a plurality ~~in voting power present in person or represented by proxy and entitled to vote shall be required to effect elections of Directors.~~of the votes cast.  For purposes of this Section 10, a majority of votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” not counted as a vote cast either “for” or “against” that director’s election).

Section 11.                      At each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

(a)the Chairman;

(b)the Chief Executive Officer;

(c)the President; or

(d)any director, officer or stockholder of the Corporation designated -by the Chairman, or if such officer has not done so, then by the Chief Executive Officer, or if such officer has not done so, then by the President, or if such officer has not done so, by a resolution adopted by the Board of Directors.

Section 12.                      Any holder of shares of Preferred Stock may exercise the special voting rights, if any, of such shares to elect Directors upon the occurrence of certain events specified in this Amended and Restated Certificate of Incorporation or in the resolution or resolutions adopted by a majority of the Board of Directors then in office providing for the issue of such shares of Preferred Stock, in any manner now or hereafter permitted by this Amended and Restated Certificate of Incorporation, such resolution or resolutions or applicable law.

Section 13.                      The exercise by the Board of Directors of the powers conferred in this ARTICLE V shall at all times be subject to any statutory or other limitations upon such powers provided by the laws of the State of Delaware.

Section 14.                      The Corporation may in its By-Laws confer powers upon its Board of Directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon it by statute.

ARTICLE VI

Director Liability

A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability:  (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the G.C.L.; or (iv) for any transaction from which the Director derived an improper personal benefit.  If the G.C.L. is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the G.C.L., as so amended.  The provisions of this ARTICLE VI are not intended to, and shall not, limit, supersede or modify any other defense available to a Director under applicable law.  Any repeal or

.

modification of this ARTICLE VI by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing immediately prior to the time of such repeal or modification.

ARTICLE VII

Amendments to the Amended and Restated Certificate of Incorporation

and the Amended and Restated By-Laws

Section 1.                      The Corporation reserves the right to amend, alter , change or repeal any provision contained in this Amended and Restated Certificate of Incorporation~~,~~  in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.  Notwithstanding the preceding sentence, the affirmative vote of stockholders holding 66-2/3% of the outstanding shares of Capital Stock then entitled to vote on such issue shall be required in order to amend any provision of, or to adopt any provision which is inconsistent with, Sections 2, 4, 5, 6, 7, 8 or 9 of Article V, Article VI or this Article VII.

Section 2.                      Any provision of the Amended and Restated By-Laws of the Corporation may be amended in a manner which is not inconsistent with the G.C.L. or any provision of this Amended and Restated Certificate of Incorporation by:  (i) the affirmative vote of stockholders holding not less than 66-2/3% of the outstanding shares of Capital Stock then entitled to vote on such issue; or (ii) the affirmative vote of not less than a majority of the Board of Directors then in office.

~~SIXTH~~FIFTH:  In accordance with the provisions of Section 103(d) of the G.C.L., the Amended and Restated Certificate of Incorporation set forth above shall become effective upon its filing date.

IN WITNESS WHEREOF, the Chairman of the Corporation has executed~~, and the Secretary of the Corporation has attested to,~~  this Amended and Restated Certificate of Incorporation, under its seal, ~~the signature of its Chairman and the attestation of its Secretary~~ this ~~12th~~ ___th day of ~~May, 1994~~___________, 2010.

BLYTH ~~INDUSTRIES~~, INC.

By:
Name: Robert B. Goergen
Title: Chairman and Chief Executive Officer

~~ATTEST~~

~~By:~~
~~Name: Howard E. Rose~~
~~Title: Secretary~~

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APPENDIX B
(Proposed Amended and Restated By-Laws –
Marked to Show Proposed Amendments)

BLYTH ~~INDUSTRIES~~, INC.

Incorporated under the laws
of the State of Delaware

AMENDED AND RESTATED BY-LAWS

As adopted on ~~March 15, 1994~~_________, 2010

AMENDED AND RESTATED BY-LAWS
TABLE OF CONTENTS

ARTICLE I Offices		~~1~~4
SECTION 1.	Registered Office	~~1~~4
SECTION 2.	Other Offices	~~1~~4
ARTICLE II Meeting of Stockholders; Stockholders’ Consent in Lieu of Meeting		~~1~~4
SECTION 1.	Annual Meetings	~~1~~4
SECTION 2.	Special Meetings	~~1~~4
SECTION 3.	Notice of Meetings	~~2~~4
SECTION 4.	Quorum2.	5
SECTION 5.	Organization.	~~2~~6
SECTION 6.	Order of Business	~~3~~6
SECTION 7.	Conduct of Business at Meetings	~~3~~7
SECTION 8.	Voting	~~3~~7
SECTION 9.	Inspection	~~4~~8
SECTION 10.	List of Stockholders	~~4~~8
SECTION 11.	Stockholders’ Consent in Lieu of Meeting	~~5~~8
ARTICLE III Board of Directors		~~5~~8
SECTION 1.	General Powers	~~5~~8
SECTION 2.	Qualification of Directors	~~5~~8
SECTION 3.	Number of Directors	~~5~~8
SECTION 4.	Election and Term of Office	~~5~~8
SECTION 5.	Vacancies	~~6~~9
SECTION 6.	Resignation of Directors	~~6~~9
SECTION 7.	Removal of Directors	~~6~~9
SECTION 8.	Meetings.	~~6~~10
SECTION 9.	Directors’ Consent in Lieu of Meeting	~~7~~11
SECTION 10.	Action by Means of Conference Telephone or Similar Communications Equipment	~~7~~11
SECTION 11.	Committees	~~8~~11
SECTION 12.	Compensation	~~8~~11
ARTICLE IV Officers		~~8~~11
SECTION 1.	Executive Officers	~~8~~11
SECTION 2.	Authority and Duties	~~8~~12
SECTION 3.	Other Officers	~~8~~12
SECTION 4.	Term of Office, Resignation and Removal.	~~9~~12
SECTION 5.	Vacancies	~~9~~12
SECTION 6.	The Chairman	~~9~~12
SECTION 7.	Chief Executive Officer	~~9~~12
SECTION 8.	The President	~~9~~12
SECTION 9.	The Secretary	~~10~~13
SECTION 10.	The Treasurer	~~10~~13
ARTICLE V Contracts, Checks, Drafts, Bank Accounts, Etc.		~~10~~13
SECTION 1.	Execution of Documents	~~10~~13
SECTION 2.	Deposits	~~10~~13

SECTION 3.	Proxies with Respect to Stock or Other Securities of Other Corporations	~~10~~13
ARTICLE VI Shares and Their Transfer; Fixing Record Date		~~11~~14
SECTION 1.	Certificates for Shares	~~11~~14
SECTION 2.	Record	~~11~~14
SECTION 3.	Transfer and Registration of Stock.	~~11~~14
SECTION 4.	Addresses of Stockholders	~~11~~14
SECTION 5.	Lost, Stolen or Destroyed Certificates	~~12~~14
SECTION 6.	Transfer Agents and Registrars	~~12~~15
SECTION 7.	Regulations	~~12~~15
SECTION 8.	Fixing Date for Determination of Stockholders of Record.	~~12~~15
ARTICLE VII Seal		~~13~~16
ARTICLE VIII Fiscal Year		~~13~~16
ARTICLE IX Indemnification and Insurance		~~13~~16
SECTION 1.	Indemnification.	~~13~~16
SECTION 2.	Insurance	17
ARTICLE X Amendment		~~15~~18

AMENDED AND RESTATED BY-LAWS

OF

BLYTH ~~INDUSTRIES~~, INC.

ARTICLE I

Offices

Section 1.                            Registered Office.  The registered offices of BLYTH ~~INDUSTRIES~~ INC. (the “Corporation”), in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the registered agent in charge thereof shall be The Corporation Trust Company.

Section 2.                            Other Offices.  The Corporation may also have an office or offices at any other place or places within or outside the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

Meeting of Stockholders; Stockholders’
Consent in Lieu of Meeting

Section 1.                           Annual Meetings.  The annual meeting of the stockholders for the election of directors, and for the transaction of such other business as may properly come before the meeting in accordance with the Amended and Restated Certificate of Incorporation of the Corporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation of the Corporation”) and these Amended and Restated By-Laws (the “Restated By-Laws”), shall be held at such place, date and hour as shall be fixed by the Board of Directors (the “Board”) and designated in the notice or waiver of notice thereof, except that no annual meeting need be held if all actions, including the election of directors, required by the General Corporation Law of the State of Delaware (the “Delaware Statute”) to be taken at a stockholders’ annual meeting are taken by written consent in lieu of meeting pursuant to Section 11 of this Article II.  The annual meeting of stockholders of the Corporation shall not be called or held otherwise than as provided in the ~~Restated~~ Certificate of Incorporation of the Corporation and in these Restated By-Laws.

Section 2.                            Special Meetings.  Except as otherwise provided in the ~~Restated~~ Certificate of Incorporation of the Corporation, special meetings of the stockholders for any purpose or purposes may be called only by the Chairman, the Chief Executive Officer, the President or the record holders of at least 35% of the voting power of the issued and outstanding capital stock of the Corporation, to be held at such place, date and hour as shall be designated in the notice or waiver of notice thereof.  Special meetings of stockholders of the Corporation shall not be called or held otherwise than as provided in the ~~Restated~~ Certificate of Incorporation of the Corporation and in these Restated By-Laws.

                Section 3.                        Notice of Meetings.  Except as otherwise required by statute, the ~~Restated~~ Certificate of Incorporation of the Corporation or these Restated By-Laws, notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held, by delivering written notice thereof to him, her or it personally, or by mailing a copy of such notice, postage prepaid, directly to him, her or it at his, hers or its address as it appears in the records of the Corporation, or by transmitting such notice thereof to him, her or it at such address by telegraph, cable , telecopy, electronic mail or other ~~telephonic~~ electronic transmission.  If mailed, the notice shall be given when deposited in the United States mail, postage prepaid, if telegraphed, the notice shall be deemed to have been given when the contents of the telegram are transmitted to the telegraph service with instructions that the telegram immediately be dispatched, ~~and~~ if telecopied, the notice shall be deemed to have been given upon transmission, if sent by electronic mail, the notice shall be deemed to have been given when directed to an electronic mail address at which the stockholder has consented to receive notice; and in each case shall be directed to each stockholder at his, her or its address as it appears on the books of the Corporation.  Every such notice shall state the place, the date and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called.  Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, except for express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened, or who shall, in person or by attorney thereunto authorized, waive such notice in writing, either before or after such meeting.  Except as otherwise provided in these Restated By-Laws, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such notice or waiver of notice.  Notice of any adjourned meeting of stockholders shall not be required to be given, except when expressly required by law.

Section 4.                            Quorum.

(a)~~.~~  At each meeting of the stockholders, except where otherwise provided by statute, the ~~Restated~~ Certificate of Incorporation of the Corporation or these Restated By-Laws, the holders of a majority of the voting power of the outstanding stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business brought before the meeting in accordance with the ~~Restated~~ Certificate of Incorporation of the Corporation and these Restated By-Laws and, a quorum being present, the affirmative vote of the holders of a majority in voting power present in person or represented by proxy and entitled to vote shall be required to effect action by stockholders; provided, however, except as otherwise provided in Section 5 of ARTICLE III (relating to vacancies), each director shall be elected by the vote of the majority of the votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected at such meeting (a “Contested Election”), the directors shall be elected by the vote of a plurality of the votes cast.  For purposes of this Section 4, a majority of votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” not counted as a vote cast either “for” or “against” that director’s election).

(b)~~that the affirmative vote of a plurality in voting power present in person or represented by proxy and entitled to vote shall be required to effect elections of directors.~~ If a nominee for director who is an incumbent director does not receive the vote required by Article II, Section 4(a) of these bylaws at any meeting at which he or she has been nominated for election and no successor has been elected at such meeting, the director shall promptly tender his or her resignation to the Board.  The Nominating and Corporate Governance Committee (or such other committee designated by the Board pursuant to these Restated By-laws) shall make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken.  The Nominating and Corporate Governance Committee in making its recommendation, and the Board in making its decision, may each consider any factors or other information that they consider appropriate and relevant.  The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board with respect to his or her resignation.  If such incumbent director's resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.  If a director's resignation is accepted by the Board pursuant to this Section 4(b), or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 5 of Article III of these Restated By-Laws or may decrease the size of the Board of Directors pursuant to the provisions of Section 3 of Article III of these Restated By-laws.

(c)The stockholders present at any duly organized meeting of stockholders may continue to do business until adjournment, notwithstanding the withdrawal of ~~enough~~ such number of stockholders ~~to have~~ as would leave less than a quorum remaining.  In the absence of a quorum, a majority in interest of the stockholders present in person or presented by proxy and entitled to vote, or, in the absence of all the stockholders entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of stock to constitute a quorum shall be present or represented.  Any meeting of stockholders of the Corporation may be adjourned from time to time, without notice other than by announcement at the meeting by the chairman of the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

Section 5.                           Organization.

(a)Unless otherwise determined by the Board, at each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

(i)the Chairman;

(ii)the Chief Executive Officer;

(iii)the President; or

(iv)any director, officer or stockholder of the Corporation designated by the Chairman, or if such officer has not done so, then by the Chief Executive Officer, or if such officer has not done so, then by the President, or if such officer has not done so, by a resolution adopted by the Board.

(b)The Secretary or, if he shall be presiding over such meeting in accordance with the provisions of this Section 5 or if he shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

Section 6.                           Order of Business.  The chairman of the meeting shall have sole authority to prescribe the agenda and rules of order for the conduct of any meeting of stockholders of the Corporation and to determine all questions arising thereat relating to the order of business and the conduct of the meeting, except as otherwise required by applicable law.

     Section 7.                         Conduct of Business at Meetings.  Except as otherwise provided by applicable law, at any annual or special meeting of stockholders of the Corporation, only such business shall be conducted as shall have been properly brought before the meeting.  Except as otherwise provided in the ~~Restated~~ Certificate of Incorporation of the Corporation, in order to be properly brought before the meeting, such business must have either been:  (A) specified in the written notice of the meeting (or any supplement thereto) given to stockholders of record on the record date for such meeting by or at the direction of the Board; (B) brought before the meeting at the direction of the Chairman, the Chief Executive Officer, the President or the Board; or (C) specified in a written notice given by or on behalf of a stockholder of record on the record data for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all of the requirements provided in Section 8 of Article V of the ~~Restated~~ Certificate of Incorporation of the Corporation.

Section 8.                            Voting

.  Subject to the provisions of any applicable law and except as otherwise provided in the ~~Restated~~ Certificate of Incorporation of the Corporation or in the resolution or resolutions adopted by the Corporation or in the resolution or resolutions adopted by a majority of the Board then in office providing for the issue of any series of Preferred Stock pursuant to the ~~Restated~~ Certificate of Incorporation of the Corporation, all voting rights shall be vested solely in the Corporation’s Common Stock, par value $.02 per share (the “Common Stock”).  The holders of shares of Common Stock shall be entitled to vote upon the election of directors and upon any other matter submitted to the stockholders for a vote.  Each share of Common Stock issued and outstanding shall be entitled to one noncumulative vote in person or by proxy for each share of Common Stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to Section 8 of Article VI as the record date for the determination of stockholders entitled to vote at such meeting.  A fraction of a share of Common Stock shall not be entitled to any voting rights whatsoever.  Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held.  A person whose stock is pledged shall be entitled to vote, unless, in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledge to vote thereon, in which case only the pledgee or his proxy may represent such stock and vote thereon.  If shares or other securities having voting power stand in the record of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary shall be given written notice to the contrary and furnished a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

(a) if only one votes, his act binds all;

(b)if more than one votes, the act of the majority so voting binds all; and

(c)if more than one votes, but the vote is evenly split on any particular matter, such shares shall be voted in the manner provided by law.

If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes of this Section 8 shall be a majority or even-split in interest.  The Corporation shall not vote directly or indirectly any share of its own capital stock.  Any vote of stock may be given by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period.  Unless demanded by a stockholder present in person or by proxy at any meeting and entitled to vote thereon, the vote on any question need not be by ballot.  Upon a demand by any such stockholder for a vote by ballot upon any question, such vote by ballot shall be taken.  On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

               Section 9.                            Inspection.  The chairman of the meeting may at any time appoint one or more inspectors to serve at any meeting of the stockholders.  Any inspector may be removed, and a new inspector or inspectors appointed, by the Board at any time.  Such inspector or inspectors shall open and close the polls, receive and take in charge proxies, decide upon the qualifications of voters, accept, reject and count votes, declare the results of such vote, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively.  Inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other mater in which he may be directly interested.  Before acting as herein provided, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

Section 10.                           List of Stockholders.  It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to any such meeting, during ordinary business hours, for a period of at least 10 days prior to such meeting, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held.  Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 11.                           Stockholders’ Consent in Lieu of Meeting.  Any action required by the Delaware Statute to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, by a consent in writing, as permitted by the Delaware Statute.

ARTICLE III

Board of Directors

Section 1.                           General Powers.  The business, property and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the ~~Restated~~ Certificate of Incorporation of the Corporation directed or required to be exercised or done by the stockholders.

Section 2.                           Qualification of Directors.  Each Director shall be at least 18 years of age.  Directors need not be stockholders of the Corporation.

Section 3.                           Number of Directors.  The Board shall consist of not less than three individuals, the exact number to be fixed from time to time by the Board pursuant to a resolution adopted by a majority of directors then in office.

Section 4.                           Election and Term of Office

.  ~~Effective as of the date of filing of the Restated Certificate of Incorporation of the Corporation, the Board shall be divided into three classes, designated Class I, Class II and Class III.  Each class shall consist, as nearly as may be possible, of one-third of the number of directors constituting the Board.  The term of office of the Class I directors will first expire at the first~~ The directors, other than those who may be elected by the holders of any Preferred Stock, shall, commencing with the annual meeting of stockholders ~~after the date of filing of the Restated Certificate of Incorporation of the Corporation; the term of office of the Class II directors will first expire at the second~~ scheduled to be held in calendar year 2011 (the “2011 Annual Meeting”), be elected at each annual meeting of stockholders ~~after the date of filing of the Restated Certificate of Incorporation of the Corporation; and the~~ for a term ~~of office of the Class III directors will first expire~~ expiring at the ~~third~~ next annual meeting of stockholders ~~after the date of filing of the Restated Certificate of Incorporation of the Corporation, and in each case~~ following their election and shall remain in office until their successors ~~are duly~~ shall have been elected and qualified~~.  At each annual meeting of stockholders after the initial classification of directors, successors to the class of directors whose terms expire at that annual meeting of stockholders shall be elected by stockholders for a three-year term and until their successor are duly~~ or until their earlier death, resignation, retirement, disqualification or removal. The term of office of each director serving on the Board of Directors immediately prior to the election of directors at the 2011 Annual Meeting (other than any directors elected by holders of Preferred Stock) shall expire at the 2011 Annual Meeting, notwithstanding that any such director may have been elected for a term that extended beyond the date of the 2011 Annual Meeting, but such director may remain in office beyond the expiration of such term expiring at the 2011 Annual Meeting until a successor is elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.  Any director elected to fill a vacancy resulting from an increase in ~~any class~~ the number of directors or from the ~~removal from office,~~ death~~, disability~~, resignation ~~or~~ , retirement, disqualification or removal of a director or other cause ~~hold office for the remaining term of the class in which such vacancy existed.  Except as otherwise provided herein or in the Restated Certificate of Incorporation of the Corporation, no decrease in the size of the Board shall have the effect of removing or shortening the term of any incumbent director.  Except as otherwise provided herein or in the Restated Certificate of Incorporation of the Corporation, increases in the size of the Board will be distributed among the classes so as to render the classes as nearly equal in size as practicable.  Whenever the holders of shares of any series of Preferred Stock issued pursuant to the Restated Certificate of Incorporation of the Corporation or the resolution or resolutions adopted by a majority of the Board then in office providing for the issue of any class of Preferred Stock pursuant to the Restated Certificate of Incorporation of the Corporation shall have the right, voting as a separate class, to elect directors, the election, term of office, filling of vacancies and other terms of such directorships shall be governed by the terms of the Restated Certificate of Incorporation of the Corporation or such resolution or resolutions, as the case may be, and such directorships shall not be divided into classes or otherwise subject to Section 4 of this ARTICLE III unless expressly so provided therein.~~shall hold office for a term expiring at the next annual meeting of stockholders following his or her appointment to the Board of Directors or until such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.                           Vacancies.  Subject to the rights of holders of shares of any series of Preferred Stock, any vacancy in the Board caused by death, resignation, removal, retirement, disqualification or any other cause (including an increase in the number of directors) may be filled solely by resolution adopted by a majority of the Board then in office, whether or not such majority constitutes less than a quorum, or by a sole remaining director; provided that, any vacancy created by a removal of a director of the Corporation pursuant to Section 6 of Article V of the ~~Restated~~ Certificate of Incorporation of the Corporation may be filled by action of the stockholders taken at the same meeting at which the vacancy was created; such action to be upon the affirmative vote of the holders of not less than a majority of the voting power of the outstanding capital stock of the Corporation entitled to vote in the election of directors, voting as a single class.

Section 6.                           Resignation of Directors.  Any director may resign at any time.  Such resignation shall be made in writing and shall take effect at the time specified therein, and if no time be specified, shall take effect at the time of its receipt by the Chairman, the Chief Executive Officer, the President or the Secretary of the Corporation.  The acceptance of a resignation shall not be necessary to make it effective.

Section 7.                           Removal of Directors.  Subject to the rights of holders of any series of Preferred Stock to elect directors or to remove directors so elected, a duly elected director of the Corporation may ~~not~~ be removed from such position ~~other than for~~ with or without cause; any such removal may be effected only by the affirmative vote of the holders of at least a majority of the voting power of the outstanding capital stock of the Corporation entitled to vote in the election of directors, voting as a single class.

Section 8.                           Meetings.

(a)Annual Meetings.  As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 9 of this Article III.

(b)Special Meetings.  Special meetings of the Board may be called by the Chairman, the Chief Executive Officer or the President and shall be called at the request of any two directors, and any such meeting shall be held at such time and at such place as shall be specified in the notice of meeting.

(c)Notice of Meetings.  Subject to the provisions of paragraph (a) of this Section 8, notice shall be given to each director of each meeting, including the time, place and purpose of such meeting.  Notice of each such meeting shall be mailed to each director, addressed to him or her at his or her residence or usual place of business, at least two days before the date on which such meeting is to be held, or shall be sent to him or her at such place by telecopy, telegraph, cable, wireless , electronic mail or other form of ~~recorded communication~~electronic transmission, or be delivered personally or by telephone not later than 24 hours before the meeting, but notice need not be given to any director who shall attend such meeting, except if such director shall attend for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened.  If mailed, the notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, if telegraphed, the notice shall be deemed to have been given when the contents of the telegram are transmitted to the telegraph service with instructions that the telegram immediately be dispatched, ~~and~~ if telecopied, the notice shall be deemed to have been given upon transmission, if sent by electronic mail, the notice shall be deemed to have been given when sent.  A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

(d)Place of Meetings.  The Board may hold its meetings at such place or places within or outside the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

(e)Quorum and Manner of Acting.  Except as otherwise required by applicable law or by the ~~Restated~~ Certificate of Incorporation of the Corporation or by these Restated By-Laws, a majority of the total number of directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum of the transaction of business at such meeting, and the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board.

(f)Organization.  At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

(i)the Chairman;

(ii)the Chief Executive Officer (if a director);

(iii)the President (if a director); or

(iv)any director designated by a majority of the directors present.

The Secretary or, in the case of his absence, an Assistant Secretary, if an Assistant Secretary has been appointed and is present, or any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

(g)Order of Business.  Unless otherwise determined by the Board, the order of business and rules of order at any meeting of the Board shall be determined by the chairman of the meeting.

(h)Adjournment.  Any meeting of the Board may be adjourned from time to time by a majority of the directors present, whether or not they shall constitute a quorum, and no notice shall be required of any adjourned meeting beyond the announcement of such adjournment at the meeting.

Section 9.                           Directors’ Consent in Lieu of Meeting.  Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the directors then in office or members of such committee, as the case may be, and such consent is filed with the minutes of the proceedings of the Board or such committee, as the case may be.

Section 10.                           Action by Means of Conference Telephone or Similar Communications Equipment.  Members of the Board or any committee thereof may participate in a meeting of the Board or such committee, as the case may be, by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

Section 11.                           Committees.  The Board may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more directors of the Corporation, which to the extent provided in said resolution or resolutions shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it, such committee or committees to have such name or names as may be determined from time to time by resolution adopted by the Board.  A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide.  Any member of a committee appointed pursuant to this Section 11 shall serve at the pleasure of the Board, which shall have the power at any time by the vote of a majority of the Board then in office to remove any member, with or without cause, and to fill vacancies in the membership of a committee.  No committee appointed pursuant to this Section 11 shall have the power to fill any vacancy in the membership of such committee.  Any committee appointed pursuant to this Section 11 shall exist at the pleasure of the Board, which shall have the power at any time by the vote of a majority of the Board to change the powers and duties of any such committee or to dissolve it.

Section 12.                           Compensation.  Each director, in consideration of his or her serving as such, shall be entitled to receive from the Corporation such compensation as the Board shall from time to time determine, which may include reimbursement for reasonable expenses incurred by him or her in attending meetings of the Board.  Each director who shall serve as a member of any committee of the Board, in consideration of his or her serving as such, shall be entitled to such additional compensation as the Board shall from time to time determine, which may include reimbursement for reasonable expenses incurred by him or her in attending meetings of such committee.  Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

Officers

Section 1.                           Executive Officers.  The principal officers of the Corporation shall be a Chairman, a Chief Executive Officer, a President, a Secretary, and a Treasurer, and may include such other officers as the Board may appoint pursuant to Section 3 of this Article IV.  To the extent permitted by law, any two or more offices may be held by the same person.

Section 2.                           Authority and Duties.  All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Restated By-Laws or, to the extent so provided, by the Board.

Section 3.                           Other Officers.  The Corporation may have such other officers, agents and employees as the Board may deem necessary, including one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Vice Presidents, each of whom shall hold office for such period, have such authority, and perform such duties as the Board, the Chairman, the Chief Executive Officer or the President may from time to time determine.  The Board may delegate to any principal officer the power to appoint and define the authority and duties of, or remove, any such officers, agents or employees.

Section 4.                           Term of Office, Resignation and Removal.

(a)All officers shall be elected or appointed by the Board and shall hold office for such term as may be prescribed by the Board or the appointing officer, as the case may be.  Each officer shall hold office until his successor has been elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided.  The Board may require any officer to give security for the faithful performance of his duties.

(b)Any officer may resign at any time by giving written notice to the Board, the Chairman, the Chief Executive Officer, the President or the Secretary.  Such resignation shall take effect at the time specified therein or, if the time by not specified, at the time it is accepted by action of the Board.  Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

(c)All officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board of the Corporation with or without cause.

Section 5.                           Vacancies.  If the office of Chairman, Chief Executive Officer, President, Secretary or Treasurer becomes vacant for any reason, the Board shall fill such vacancy, and if any other office becomes vacant, the Board may fill such vacancy.  Any officer so appointed or elected by the Board shall serve only until such time as the unexpired term of his predecessor shall have expired, unless reelected or reappointed by the Board.

Section 6.                           The Chairman.  The Chairman shall give counsel and advice to the Board and the officers of the Corporation on all subjects concerning the welfare of the Corporation and the conduct of its business and shall perform such other duties as the Board may from time to time determine or are or may at any time be authorized or required by law.  The Chairman shall be Chairman of the Board.  Unless otherwise determined by the Board, such officer shall preside at all meetings of stockholders of the Corporation and the Board at which such officer is present.

Section 7.                           Chief Executive Officer.  The Chief Executive Officer shall be the chief executive officer of the Corporation and, subject to the control of the Board, shall have general charge and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect.  Such officer shall perform all other duties and enjoy all other powers which are commonly incident to the office of Chief Executive Officer or are delegated to such officer from time to time by the Board or are or may at any time be authorized or required by law.

Section 8.                           The President.  The President shall be the chief operating officer of the Corporation and, subject to the control of the Board, shall have general charge of the management of the business and affairs of the Corporation.  Such officer shall perform all other duties and enjoy all other powers which are commonly incident to the office of President or which are delegated to such officer by the Board.

Section 9.                           The Secretary.  The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of the stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose.  Such officer may give, or cause to be given, notice of all meetings of the stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board, the Chairman, the Chief Executive Officer or the President, under whose supervisions such officer shall act.  Such officer shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by his or her signature or by the signature of the Treasurer or, if appointed, an Assistant Secretary or an Assistant Treasurer.  Such officer shall keep in safe custody the certificate books and stockholder records and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board, the Chairman, the Chief Executive Officer or the President.

Section 10.                           The Treasurer.  The Treasurer shall have the care and custody of the corporate funds and other valuable effects, including securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the

Corporation in such depositories as may be designated by the Board.  The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, shall render to the Chairman, Chief Executive Officer, President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation and shall perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Board, the Chairman, the Chief Executive Officer or the President.

ARTICLE V

Contracts, Checks, Drafts, Bank Accounts, Etc.

Section 1.                           Execution of Documents.  The Board shall designate, by either specific or general resolution, the officers, employees and agents of the Corporation who shall have the power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation; unless so designated or expressly authorized by these Restated By-Laws, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it liable pecuniarily for any purpose or amount.

Section 2.                           Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or Treasurer, or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

Section 3.                           Proxies with Respect to Stock or Other Securities of Other Corporations.  The Board shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent with respect to such stock or securities.  Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its powers and rights.

ARTICLE VI

Shares and Their Transfer; Fixing Record Date

Section 1.                           Certificates for Shares.  Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number and class of shares owned by him in the Corporation, which shall be in such form as shall be prescribed by the Board.  Certificates shall be numbered and issued in consecutive order and shall be signed by, or in the name of, the Corporation by the Chairman, the President or any Vice President, and by the Treasurer (or an Assistant Treasurer, if appointed) or the Secretary (or an Assistant Secretary, if appointed).  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, officers, transfer agent or registrar who shall have signed, or whose facsimile signature shall have been placed upon, any such certificate or certificates shall cease to be such officer, officers, transfer agent or registrar of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed, or whose facsimile signature shall have been placed upon, such certificate had not ceased to be such officer, officers, transfer agent or registrar of the Corporation.

Section 2.                           Record.  A record in one or more counterparts shall be kept of the name and address of the person, firm or corporation owning the shares represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation.  Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes regarding the Corporation.

Section 3.                           Transfer and Registration of Stock.

(a)The Transfer of stock and certificates which represent the stock of the Corporation shall be governed by Article 8 of Subtitle 1 of Title 6 of the Delaware Code (the Uniform Commercial Code), as amended from time to time.

(b)Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation upon request of the registered holder thereof, or of his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and upon the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed, with such proof or guarantee of the authenticity of the signature as the Corporation or its agents may reasonably require.

Section 4.                           Addresses of Stockholders.  Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to him or her, and, if any stockholder shall fail to designate such address, corporate notices may be served upon him or her by mail directed to him or her at his post-office address, if any, as the same appears on the share record books of the Corporation or at his or her last known post-office address.

Section 5.                           Lost, Stolen or Destroyed Certificates.  The Secretary (or an Assistant Secretary, if appointed), Treasurer (or an Assistant Treasurer, if appointed), chief financial officer or other duly authorized officer may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon making of an affidavit of the fact by the person claiming the certificate or certificates to be lost, stolen or destroyed.  In such officer’s discretion, and as a condition precedent to the issuance of any such new certificate or certificates, such officer may require that the owner of such lost, stolen or destroyed certificate or certificates, or such person’s legal representative, give the Corporation and its transfer agent or agents, registrar or registrars a bond in such form and amount as such officer may direct as indemnity against any claim that may be made against the Corporation and its transfer agent or agents, registrar or registrars, and that the owner requesting such new certificate or certificates obtain a final order or decree of a court of competent jurisdiction as such owner’s right to receive such new certificate or certificates.

Section 6.                           Transfer Agents and Registrars.  The

Corporation may have one or more transfer agents and one or more registrars of its stock, whose respective duties the Board may, from time to time, define.  No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation shall have a transfer agent, or until registered by the registrar, if the Corporation shall have a registrar.  The duties of transfer agent and registrar may be combined.

Section 7.                           Regulations.  The Board may make such rules and regulations as it may deem expedient, not inconsistent with these ~~restated~~ Restated By-Laws, concerning the issue, transfer and registration of certificates for stock of the Corporation.

Section 8.                           Fixing Date for Determination of Stockholders of Record.

(a)In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 nor less than 10 days before the date of such meeting.  If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(b)In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall be not more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board.  If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the Delaware Statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board and prior action by the Board is required by the Delaware Statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

(c)In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

ARTICLE VII

Seal

The Board may provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of incorporation of the Corporation and the words and figures “Corporate Seal - - Delaware.”

ARTICLE VIII

Fiscal Year

The fiscal year of the Corporation shall end on the 31st day of January in each year unless otherwise determined by the Board.

ARTICLE IX

Indemnification and Insurance

Section 1.                           Indemnification.

(a)As provided in the ~~Restated~~ Certificate of Incorporation of the Corporation, to the fullest extent permitted by the Delaware Stature as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for breach of fiduciary duty as a director.

(b)Without limitation of any right conferred by paragraph (a) of this Section 1, each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director, officer, or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware Statute, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer or employee and shall inure to the benefit of the indemnitee’s heirs, testators, intestates, executors and administrators; provided, however, that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to a criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful; provided further, however, that no indemnification shall be made in the case of an action, suit or proceeding by or in the right of the Corporation in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director, officer, employee or agent is liable to the Corporation, unless a court having jurisdiction shall determine that, despite such adjudication, such person is fairly and reasonably entitled to indemnification; provided further, however, that, except as provided in Section 1(c) of this Article IX with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) initiated by such indemnitee was authorized by the Board of Directors of the Corporation.  The right to indemnification conferred in this Article IX shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided further, however, that, if the Delaware Statute requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”) by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

(c)If a claim under Section (b) of this Article IX is not paid in full by the Corporation with 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.  If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of any undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit.  In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met the applicable standard of conduct set forth in the Delaware Statute.  In any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met the applicable standard of conduct set forth in the Delaware Statute.  Neither the failure of the Corporation (including the Board, independent legal counsel, or the stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware Statute, nor an actual determination by the Corporation (including the Board, independent legal counsel, or the stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee to, be a defense to such suit.  In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to the indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

(d)The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the ~~Restated~~ Certificate of Incorporation of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

Section 2.                           Insurance.  The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or any person who is or was serving at the request of the Corporation as a director, officer, employer or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware Statute.

ARTICLE X

Amendment

These Restated By-Laws of the Corporation shall be subject to alteration, amendment or repeal, in whole or in part, and new Restated By-Laws not inconsistent with the Delaware Statute or any provision of the ~~Restated~~ Certificate of Incorporation of the Corporation may be made, by the affirmative vote of: (i) stockholders holding not less than 66-2/3% of the voting power of the Corporation then entitled to vote on such issue; or (ii) the affirmative vote of not less than a majority of the Board of the Corporation then in office.

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Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends that you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Robert B. Goergen 02 Neal I. Goldman 03 Howard E. Rose

The Board of Directors recommends you vote FOR the following proposal(s):

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

0000064574_1 R2.09.05.010

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

BLYTH, INC.
This proxy is solicited by the Board of Directors
Annual Meeting of Stockholders
June 10, 2010

The stockholder(s) hereby appoint(s) Robert B. Goergen and Robert H. Barghaus, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Blyth, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 a.m. on June 10, 2010, at Blyth, Inc., One East Weaver Street, Greenwich, CT 06831, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side

0000064574_2 R2.09.05.010

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2010

BLYTH, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 13, 2010
Date: June 10, 2010 **Time:** 8:30 AM EDT
Location: Blyth, Inc.
One East Weaver Street
Greenwich, CT 06831

BARCODE

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000064573_1 R2.09.05.010

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Form 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will **NOT** be forwarded to your investment advisor. Please make the request as instructed above on or before **May 27, 2010** to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

0000064573_2 R2.09.05.010

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Robert B. Goergen 02 Neal I. Goldman 03 Howard E. Rose

The Board of Directors recommends you vote FOR the following proposal(s):

4 To ratify the appointment of our independent auditors

B A R C O D E

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Broadridge Internal Use Only
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0000064573_3 R2.09.05.010

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000064573_4 R2.09.05.010

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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